EXECUTION COPY

                           LETTER OF CREDIT AGREEMENT

                                     BETWEEN

                       HOSOKAWA MICRON INTERNATIONAL INC.

                                AS ACCOUNT PARTY

                                       AND

                  THE MITSUBISHI BANK, LIMITED, NEW YORK BRANCH

                                 AS ISSUING BANK



                          DATED AS OF DECEMBER 16, 1991



                                U.S. $75,000,000






                 RELATING TO HOSOKAWA MICRON INTERNATIONAL INC.

                            Commercial Paper Program

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ARTICLE 1  DEFINITIONS  .....................................................  1

ARTICLE 2  COMMERCIAL PAPER AND LETTER OF CREDIT OPERATIONS .................  5

Section 2.1       Commercial Paper Notes ....................................  5
Section 2.2       Procedure for Issuance of Commercial Paper Notes ..........  5
Section 2.3       Accounts and Payment of Commercial Paper Notes ............  6
Section 2.4       Issuance of Letter of Credit ..............................  7
Section 2.5       Expiration of Letter of Credit ............................  8
Section 2.6       Method of Payment .........................................  8
Section 2.7       Commercial Paper Support Fee ..............................  8
Section 2.8       Increased Costs ...........................................  9
Section 2.9       Company's Obligations Unconditional ....................... 10
Section 2.10      Waivers  .................................................. 10

ARTICLE 3  EXPIRATION, TERMINATION OR SUSPENSION ............................ 10

Section 3.1       Expiration Date ........................................... 10
Section 3.2       Suspension of the Issuance of Commercial Paper
                  Notes ..................................................... 11

ARTICLE 4  REPRESENTATIONS AND WARRANTIES ................................... 12

Section 4.1       Organization, Corporate Powers ............................ 12
Section 4.2       Corporate Authority, Violation of Laws, Breach of
                  Agreements ................................................ 12
Section 4.3       Government Approvals ...................................... 13
Section 4.4       Valid and Binding Obligations ............................. 13
Section 4.5       Litigation . . . .......................................... 13
Section 4.6       Accuracy of Information ................................... 13
Section 4.7       Accuracy of Representations and Warranties ................ 14
Section 4.8       Investment Company . . .................................... 14
Section 4.9       Compliance with Laws . .................................... 14
Section 4.10      ERISA ..................................................... 14
Section 4.11      Taxes ..................................................... 14
Section 4.12      Financial Statements ...................................... 14
Section 4.13      No Materially Adverse Facts, Events, Conditions ........... 15
Section 4.14      Pari Passu ................................................ 15

ARTICLE 5  CONDITIONS PRECEDENT . ........................................... 15

Section 5.1       No Default ................................................ 15
Section 5.2       Certificate ............................................... 15
Section 5.3       Company's Supporting Documents ............................ 15
Section 5.4       Bank's Supporting Documents ............................... 16
Section 5.5       Dealer's Documents ........................................ 17

ARTICLE 6  AFFIRMATIVE COVENANTS  ........................................... 17

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Section 6.1       Payment of Taxes .......................................... 17
Section 6.2       Preservation of Corporate Existence ....................... 17
section 6.3       Compliance with Laws ...................................... 17
Section 6.4       Inspection Rights ......................................... 18
Section 6.5       Keeping of Records and Books of Account ................... 18
Section 6.6       Maintenance of Approvals, Filings and
                     Registrations .......................................... 18
Section 6.7       Reporting Requirements .................................... 18
Section 6.8       Indemnification ........................................... 19
Section 6.9       Securities Act ............................................ 21
Section 6.10      Compliance with Agreements ................................ 21
Section 6.11      Dealer .................................................... 21
Section 6.12      Further Assurances ........................................ 21

ARTICLE 7  NEGATIVE COVENANTS ............................................... 21
Section 7.1       Use of Proceeds ........................................... 21
Section 7.2       Amendment of Depositary Agreement ......................... 21
Section 7.3       Sales, Mergers, Etc ....................................... 21
Section 7.4       Offering Memorandum ....................................... 21
Section 7.5       Investment Company Act .................................... 22
Section 7.6       Margin Stock .............................................. 22

ARTICLE 8  DEFAULTS ......................................................... 22

ARTICLE 9  MISCELLANEOUS .................................................... 24
Section 9.1       Notices ................................................... 24
Section 9.2       Survival and Termination of Agreement ..................... 25
Section 9.3       Fees and Expenses of the Bank ............................. 25
Section 9.4       Applicable Law ............................................ 25
Section 9.5       Modification of Agreement ................................. 25
Section 9.6       Non-Waiver of Rights by the Bank .......................... 26
Section 9.7       Set-off ................................................... 26
Section 9.8       Counterparts .............................................. 26
Section 9.9       Severability .............................................. 26

                           LETTER OF CREDIT AGREEMENT


         LETTER OF CREDIT AGREEMENT dated as of December 16, 1991 between Hosokawa Micron International Inc., a Delaware corporation, having an office at 780 Third Avenue, New York, New York 10017 (the "Company"), and The Mitsubishi Bank, Limited, New York Branch, a bank licensed under the laws of the State of New York, having an office at 225 Liberty Street, Two World Financial Center, New York, New York 10281 (the "Bank").


                                    RECITALS

         The Company desires to sell its Commercial Paper Notes in the United States Commercial Paper market in an aggregate Face Amount not in excess of $75,000,000 at any time Outstanding. The Bank, subject to the terms and conditions hereinafter set forth, is willing to issue its Letter of Credit to provide for the repayment of Commercial Paper Notes outstanding from time to time. The proceeds from the sale of the Commercial Paper Notes will be used to reimburse the Bank for drawings made under its Letter of Credit and for the general corporate purposes (including but not limited to acquisition financing) of the Company.

         Accordingly, the Company and the Bank hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         The following terms as used in this Agreement shall have the following meanings, unless the context otherwise requires (where applicable, such meanings to be equally applicable to both the singular and plural forms of the terms defined).

         "AGREEMENT" shall mean this Letter of Credit Agreement between the Company and the Bank, as the same from time to time may be extended, amended, supplemented, waived or modified.

         "BANK" shall have the meaning set forth in the heading of this Agreement.

         "BANK'S ACCOUNT" shall mean the Bank's account maintained with the Depositary and described in Section 3(c) of the Depositary Agreement.

         "BOOK-ENTRY NOTE" shall have the meaning set forth in Section 1(a) of the Depositary Agreement.

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         "BUSINESS  DAY" shall  mean a day other than a Saturday  or a Sunday or other day on which commercial banks are authorized or required to close in New York City.

         "CERTIFICATED NOTE" shall have the meaning set forth in Section 1(a) of the Depositary Agreement.

         "CHARGE" shall have the meaning set forth in Section 2(a) of the Depositary Agreement.

         "COMMERCIAL PAPER NOTES" shall mean the short-term promissory notes of the Company issued pursuant to the terms and conditions of this Agreement and the Depositary Agreement defined in the Section 1 of the Depositary Agreement.

         "COMMERCIAL  PAPER  SUPPORT  FEE" shall have the  meaning  set forth in
Section 2.7 of this Agreement.

         "COMMITMENT" shall mean Seventy-Five Million Dollars ($75,000,000).

         "COMPANY" shall have the meaning set forth in the heading of this Agreement.

         "COMPANY OFFICIAL" shall mean the President or any Vice President of the Company or any other officer or director of the Company designated in writing to the Bank by the President of the Company.

         "COMPANY'S ORDINARY DEPOSIT ACCOUNT" shall mean the Company's ordinary deposit account maintained with the Bank and referred to in Section 3(a) of the Depositary Agreement.

         "CREDIT EVENT" shall have the meaning set forth in Article 5 of this Agreement.

         "DEALER" shall mean Merrill Lynch Money Markets Inc. or any other nationally recognized commercial paper dealer or dealers designated by the Company from time to time to act as such in connection with the issuance of the Commercial Paper Notes.

         "DEALER AGREEMENT" shall mean the agreement between the Company and the Dealer pursuant to which the Company has authorized the Dealer to act as such in connection with the issuance of the Commercial Paper Notes.

         "DEPOSITARY" shall mean The Bank of Tokyo Trust company, a trust company organized under the laws of New York, and its successors and assigns as permitted under the Depositary Agreement.

         "DEPOSITARY AGREEMENT" shall mean the Depositary Agreement dated the date hereof among the Depositary, the Company and the Bank substantially in the form of EXHIBIT B to this Agreement, as

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the same from time to time may be  extended,  amended,  supplemented,  waived or modified.

         "DISCOUNT" shall mean, with respect to a Commercial Paper Note, the difference between the Face Amount of such Commercial Paper Note and the amount of the proceeds from the sale of such Commercial Paper Note received by the Company (after deduction of the Dealer's commission).

         "DOLLARS" AND "$" shall mean lawful money of the United States of America.

         "DTC" shall mean The Depository Trust Company, a national clearinghouse for the settlement of securities transactions, incorporated under the laws of the State of New York.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA AFFILIATE" shall mean any corporation, trade or business that is
(i) a member of the same controlled group of corporations (within Section 414(c) of the Internal Revenue Code) as the the Company or (ii) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Company.

         "EVENT OF DEFAULT" shall mean any of the Events of Default described in
Article 8 of this Agreement.

         "EXPIRATION DATE" shall have the meaning set forth in Section 3.1 of this Agreement.

         "FACE AMOUNT" shall mean, when used with reference to Commercial Paper Notes outstanding, the face amount stated therein.

         "FEDERAL BANKRUPTCY CODE" shall mean the United States Bankruptcy Code codified at 11 U.S.C. Section 101 ET SEQ. as enacted by the Bankruptcy Reform Act of 1978, as the same may be amended from time to time.

         "FINANCING DOCUMENTS" shall mean this Agreement, the Depositary Agreement, the Commercial Paper Notes, the Master Note, the Dealer Agreement, and each other document, agreement, instrument or certificate delivered by or on behalf of the Company in connection with the transactions contemplated by this Agreement and the other Financing Documents.

         "FIRST CREDIT EVENT" shall have the meaning set forth in Article 5 of this Agreement.

         "GENERAL ACCOUNT" shall have the meaning set forth in Section 5.3(a) of this Agreement.

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

         "GUARANTOR"  shall  mean  Hosokawa  Micron   Corporation,   a  Japanese
corporation.

         "GUARANTY" shall mean the irrevocable and unconditional guaranty of the Guarantor in favor of the Bank guaranteeing the payment when due of all amounts payable by the Company under this Agreement.

         "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "LETTER OF CREDIT" shall mean the irrevocable letter of credit of the Bank substantially in the form of EXHIBIT A to this Agreement, as such letter of credit may be amended from time to time.

         "LIABILITIES" shall have the meaning set forth in Section 6.8 of this Agreement.

         "MASTER NOTE" shall mean the global security in substantially the form of Exhibit A attached to the Depositary Agreement to be delivered to the Depositary as custodian and agent for DTC and recorded in the book-entry system maintained by DTC.

         "MULTIEMPLOYER PLAN" shall mean a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

         "OUTSTANDING" shall mean, with respect to Commercial Paper Notes, all Certificated Notes issued and authenticated and all Book-Entry Notes for which issuance instructions have been entered in DTC's book-entry system pursuant to the Depositary Agreement, other than those Commercial Paper Notes which have been paid in full or for the payment of which funds equal to the Face Amount thereof have been deposited in the Special Account or which are no longer entitled to the benefit of the Letter of Credit and, with to respect to Unreimbursed Drawings, all Unreimbursed Drawings less the principal amount of such Unreimbursed Drawings which have been paid by the Company.

         "PARTICIPANT" shall mean any Person which has acquired an interest in the Bank's rights and obligations hereunder and under the Letter of Credit.

         "PERSON" shall mean an individual, corporation, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PGBC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

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

         "PLAN" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

         "PRIME RATE" shall mean the rate publicly announced by the Bank at its New York Branch from time to time as its prime commercial lending rate, each change in such rate to be effective as of the opening of business on the day such change occurs, which rate may not be the lowest rate of interest charged by the Bank to its most creditworthy customers.

         "SEC" shall mean the Securities and Exchange Commission of the United States of America or any successor thereto.

         "SECURITIES ACT" shall have the meaning set forth in Section 5.4(d) of this Agreement.

         "SPECIAL ACCOUNT" shall have the meaning set forth in Section 2.3(b) of this Agreement.

         "UNREIMBURSED DRAWING" shall have the meaning set forth in Section 2.3(c) of this Agreement.


                                    ARTICLE 2
                COMMERCIAL PAPER AND LETTER OF CREDIT OPERATIONS

         Section 2.1 COMMERCIAL PAPER NOTES. The Company proposes to sell Commercial Paper Notes in the United States commercial paper market. In support of the Commercial Paper Notes, the Bank hereby agrees, subject to the terms and conditions hereof, to issue the Letter of Credit to the Depositary as fiduciary on behalf of the owners of Commercial Paper Notes to provide funds for the payment of Commercial Paper Notes at their maturity.

         SECTION 2.2 PROCEDURE FOR ISSUANCE OF COMMERCIAL PAPER NOTES

              (a) The Company shall from time to time, in its discretion, execute Certificated Notes and deliver them to the Depositary for for completion, authentication and delivery in accordance with the terms of the Depositary Agreement and, when the DTC, book-entry system is used for Commercial Paper Notes, the Company shall have delivered to the Depositary as the custodian and agent for DTC the Master Note. In no event shall Commercial Paper Notes be issued after the date fifteen days before the Expiration Date or if the Depositary would be prohibited from authenticating and delivering or entering issuance instructions in DTC's book-entry system with respect to such Commercial Paper Notes pursuant to Section 1 of the Depositary Agreement, or if the effective rate of interest thereon would be in excess of the maximum permitted by applicable law.

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

              (b) Upon notice from the Bank pursuant to Section 3.2, the Company shall immediately cease issuing Commercial Paper Notes.

         Section 2.3 ACCOUNTS AND PAYMENT OF COMMERCIAL PAPER NOTES

              (a) GENERAL ACCOUNT. As provided in Section 3(a) of the Depositary Agreement, a segregated special purpose account shall be maintained with the Depositary designated the "Mitsubishi Bank General Account" (hereinafter called the "GENERAL ACCOUNT") and from time to time the Company shall cause funds to be deposited therein which shall be held by the Depositary as fiduciary for the benefit of the Bank to the extent set forth in Section 3(a) of the Depositary Agreement, such that immediately after any payment by the Bank under the Letter of Credit and receipt of proceeds of any sale of Commercial Paper Notes issued on the date of such payment there will be sufficient funds to reimburse the Bank in full for such payment. Each issuance of Commercial Paper Notes shall be deemed an irrevocable assignment by the Company to the Bank of the proceeds of the sale of such Commercial Paper Notes to the extent needed to reimburse the Bank for payments made under the Letter of Credit on the date of such issuance and for Outstanding Unreimbursed Drawings and accrued and unpaid interest owing thereon, and such proceeds shall be deposited in the Bank's Account in accordance with the terms of the Depositary Agreement. As provided in the Depositary Agreement, funds shall be transferred from the General Account to the Bank's Account to the extent needed to reimburse the Bank for drawings made in respect of the Letter of Credit. The right of withdrawal from the General Account shall be vested solely in the Depositary and shall be exercised by the Depositary only as provided in Section 3 of the Depositary Agreement.

             (b) SPECIAL ACCOUNT. As provided in Section 3(b) of the Depositary Agreement, the Depositary shall open a segregated special purpose trust account designated the "Hosokawa Micron International Commercial Paper Owners/Mitsubishi Bank Special Account" (hereinafter called the "SPECIAL ACCOUNT"). The sole purpose of the Special Account shall be to hold moneys deposited therein by the Depositary as provided in Section 3 of the Depositary Agreement, such moneys to be held by the Depositary as fiduciary for the benefit of the owners of Commercial Paper Notes for the purpose of paying Commercial Paper Notes. The right of withdrawal from the Special Account shall be vested solely in the Depositary and shall be exercised by the Depositary only to pay matured Commercial Paper Notes in accordance with the terms of the Depositary Agreement until all Commercial Paper Notes have been paid in full. The Company shall not have any legal, equitable or beneficial interest in the Special Account or any funds on deposit therein.

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

              (c) REIMBURSEMENT OF DRAWINGS. The Company shall reimburse the Bank (or cause the Bank to be reimbursed) forthwith whenever a drawing is honored under the Letter of Credit by deposit of immediately available funds to the General Account and the transfer thereof to the Bank's Account in the manner provided in Section 2.3(c) of this Agreement on the day of such drawing, free of any deductions whatsoever. If such reimbursement is not so made on the date of such drawing, the drawing shall constitute an "Unreimbursed Drawing," and interest shall accrue thereon as provided in Section 2.3(d) of this Agreement.

              At the time of each payment by the Bank under the Letter of Credit, the amount of the Letter of Credit shall be reduced by the amount of such payment. Upon (i) reimbursement to the Bank of such payment on the date of such payment, (ii) the repayment of any unreimbursed Drawing arising from such payment, or (iii) the issuance of Commercial Paper Notes on the date of such payment, which issuance shall be deemed to be an assignment to the Bank of proceeds from the sale of such Commercial Paper Notes on the day of such payment pursuant to Section 2.3(a) of this Agreement, in each case in the manner contemplated by this Agreement and the Depositary Agreement, the amount by which the Letter of Credit was so reduced shall be automatically reinstated (subject to Section 3.2 and Articles 5 and 8 hereof), in the case of (i) or (ii) above, by the amount of such reimbursement or repayment (except that the aggregate amount of such increases shall not exceed the amount of such payment under the Letter of Credit) and, in the case of (iii) above, by the Face Amount of the Commercial Paper Notes the proceeds of which have been assigned to the Bank; provided, however, that in the case of an automatic reinstatement in the amount of the Letter of Credit following an assignment of the proceeds from the sale of Commercial Paper Notes as described in (iii) above, any repayment or reimbursement to the Bank in respect of the Discount on such Commercial Paper Notes shall not increase the amount of the Letter of Credit. In no event shall the amount of the Letter of Credit at any time exceed the Commitment.

              (d) LATE PAYMENTS. For each day that any sum due and payable to the Bank hereunder remains unpaid as of 4:00 P.M. New York time such sum shall bear interest from and including the due date to but excluding the date of payment at a rate per annum equal to the Prime Rate as in effect on each such day plus two percent (2%) computed on the basis of a 360-day year and actual days elapsed. Notwithstanding the foregoing, to the extent that a drawing under the Letter of Credit is repaid on the same day after 4:00 P.M. New York time but by the close of business on such day in New York by the application of proceeds of newly issued Commercial Paper Notes as contemplated by Section 2(a) of the Depositary Agreement, no such interest shall accrue.

         Section 2.4 ISSUANCE OF LETTER OF CREDIT. Subject to Article 5 hereof, the Bank shall issue and deliver the Letter of

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

Credit to the Depositary concurrently with the execution and delivery of this Agreement and the Depositary Agreement by the parties hereto and thereto. The Letter of Credit shall be issued in an amount equal to the Commitment, subject to reductions and increases as provided by Section 2.3(c) of this Agreement; provided, however, that no such reduction shall have the effect of terminating or altering in any respect the terms of the Letter of Credit or reducing the amount payable with respect to Commercial Paper Notes Outstanding at the time of such reduction.

         The Bank agrees that all payments made by the Bank under the Letter of Credit shall be paid out of the general funds of the Bank, including funds that represent the proceeds of a Charge, and that no payments under the Letter of Credit shall in any way be contingent upon or drawn from amounts on deposit in any account maintained by the Company with the Depositary or paid out of proceeds of Commercial Paper Notes.

         Section 2.5 EXPIRATION OF LETTER OF CREDIT. The Letter of Credit shall expire with respect to any Commercial Paper Note at the earlier of (i) payment of such Commercial Paper Note, or (ii) 5:00 P.M. New York time on the fifteenth day after the maturity date of such Commercial Paper Note, or if such day is not a Business Day, 5:00 P.M. New York time on the first Business Day thereafter. In no event shall the Letter of Credit remain in effect after 5:00 P.M. New York time on the Expiration Date, or if such day is not a Business Day, 5:00 P.M. New York time on the first Business Day thereafter.

         Section 2.6 METHOD OF PAYMENT. All payments and other transfers of funds under this Agreement shall be made in Dollars in funds immediately available at the place of payment, unless otherwise provided in the Depositary Agreement or unless the recipient thereof shall otherwise agree.

         Section 2.7 COMMERCIAL PAPER SUPPORT FEE. As consideration to the Bank for issuing its Letter of Credit, the Company shall pay the Bank a fee (the "Commercial Paper Support Fee") of three-eighths of one percent (0.375%) per annum (based on a 360-day year and actual days elapsed) of the average Face Amount of Commercial Paper Notes Outstanding during the calendar quarter immediately preceding the date such fee is to be paid pursuant to the next sentence. The Company shall pay the Commercial Paper Support Fee to the Bank quarterly in arrears on the fifth Business Day of March, June, September and December commencing on the fifth Business Day of March 1992 (each such payment to cover the quarterly period ending on the last day of the immediately preceding calendar month), with a final payment five Business Days after the Expiration Date. On the later of the Expiration Date or the date when there are no longer any Outstanding Commercial Paper Notes, the Company shall pay the Commercial Paper Support Fee to

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

the Bank prorated for the period since the last quarterly payment pursuant to the preceding sentence.

         Section 2.8 INCREASED COSTS. If on or after the date hereof any change in any law or regulation, domestic or foreign, or in any decree or order, domestic or foreign, or in the interpretation or administration thereof by any court or administrative or governmental authority charged with the interpretation or administration thereof (whether or not having the force of law), or in any regulatory accounting principles, shall (i) impose, modify, render or deem applicable any capital adequacy, reserve, deposit or special deposit requirement, deposit insurance assessment or similar requirement against the Letter of Credit issued or participated in by, or assets held by, or deposits in or for the account of the Bank or any Participant, (ii) impose on the Bank or any participant any other condition or requirement regarding this Agreement or the Letter of Credit or any participation therein, or (iii) subject the Bank or any Participant to any tax, charge, fee, deduction or any withholding of any kind whatsoever other than with respect to federal, state and municipal income taxes or taxes in lieu thereof imposed by the jurisdiction (or political subdivision thereof) of incorporation of the Bank or such Participant or of the issuing office or participating office thereof, and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase the cost to the Bank or such Participant of issuing, maintaining or participating in the Letter of Credit or reduce the amount of any fee or any other amount receivable by the Bank or such Participant with respect to the Letter of Credit or this Agreement or any participation therein (which increase in cost or reduction in fee or other receipt, as the case may be, shall be determined by the Bank's or Participant's reasonable allocation of the aggregate of such cost increases or fee reductions resulting from such events), then, upon written demand by the Bank, which demand shall be accompanied by a certificate from the Bank or such Participant as described in the next sentence, the Company shall pay to the Bank such additional amounts as are necessary to compensate the Bank and/or such Participant for such increased costs incurred or reduced receipts suffered thereby. A certificate of the Bank or such Participant as to such increased costs incurred or reduced receipts suffered by such parties as a result of any event mentioned in clause (i), (ii) or (iii) above specifying the event causing such increased cost or reduced receipt and setting forth in reasonable detail the calculation made to determine the amount of such increased cost or reduced receipt shall be prima facie evidence of the amount thereof. The Bank and each Participant shall exercise reasonable efforts to minimize such increased cost or reduced receipts, provided that neither the Bank nor any Participant shall be required to take any action which is otherwise inconsistent with its internal policies or regulatory requirements or which is otherwise disadvantageous to the Bank or such Participant. Neither the Bank nor any Participant shall be entitled to any additional payment pursuant to this Section
2.8 to

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

the extent that any increased cost or reduced receipt results solely from a change by such entity of the branch or office at which the Letter of Credit or such entity's participation therein is issued or maintained.

         Section 2.9 COMPANY'S OBLIGATIONS UNCONDITIONAL. The obligations of the Company under this Agreement and each of the other Financing Documents
(including its reimbursement obligations hereunder) shall be absolute, unconditional, irrevocable, and performed strictly in accordance with the terms of each of the Financing Documents irrespective of any right of setoff, counterclaim or defense to payment which the Company may have against the Bank, the beneficiary of the Letter of Credit (or any other person for whom such beneficiary may be acting), or any other person, including any defense based on
(i) any  failure of any  drawing on the  Letter of Credit by the  Depositary  to conform to the terms of the Letter of Credit or the invalidity, inaccuracy, falsity, or lack of genuineness, whether by forgery, fraud or otherwise, of any document, demand, or statement presented under the Letter of Credit, or (ii) any failure of the Company to receive all or any part of the proceeds of the sale of any Commercial Paper Notes with respect to which such drawing on the Letter of Credit was made by the Depositary, or (iii) any non-application or misapplication by the Depositary of the proceeds of such drawing, or (iv) the illegality, invalidity, irregularity or unenforceability of all or any of the Financing Documents, or (v) any amendment or waiver of any of the Financing
Documents or (vi) the expiration of the Letter of Credit; provided, however, that the Company shall not be obligated to reimburse the Bank for any wrongful payment or disbursement made under the Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Bank.

         Section 2.10 WAIVERS. To the fullest extent permitted by law, the Company hereby waives (a) presentment, demand, notice of demand, protest, notice of protest, notice of dishonor and notice of non-payment; and (b) all statutes of limitation.

                                    ARTICLE 3
                      EXPIRATION, TERMINATION OR SUSPENSION


         Section 3.1 EXPIRATION DATE. As used herein, "Expiration Date" shall mean December 16, 1992, which date may be extended by the written agreement of the parties hereto as set forth below or accelerated pursuant to Article 8. If the Company wishes to extend the Expiration Date, it shall so notify the Bank and the Depositary not later than 90 days prior to the Expiration Date as then in effect. The Bank shall consider in good faith such request for an extension of the Expiration Date, but may, in its sole discretion, for any reason or for no reason, decline to agree to such extension. The Bank shall notify the Company and the Depositary not later than 70 days prior to an Expiration Date whether the Bank agrees to an extension of such Extension Date duly requested by the Company, provided that any failure by the Bank to respond timely to any such request shall be deemed to be a rejection by the Bank of such request.

         Section 3.2 SUSPENSION OF THE ISSUANCE OF COMMERCIAL PAPER NOTES. Upon the occurrence of any one of the following events, the Bank may give notice (which may be telephonic notice confirmed in writing) to the Company and the Depositary instructing the Company to cease issuing Commercial Paper Notes and instructing the Depositary to cease authenticating or delivering Certificated Notes and entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes, whereupon no further Commercial Paper Notes shall be issued by the Company and the Depositary shall cease to (i) authenticate and deliver Certificated Notes and (ii) enter issuance instructions in DTC's book-entry system with respect to Book-Entry Notes, and the amount of the Letter of Credit shall thereafter not be reinstated pursuant to Section 2.3(c), unless such notice is thereafter rescinded by the Bank as provided below:

                  (i) If performance by the Bank of its obligations under this Agreement, the Letter of Credit or the Depositary Agreement would subject the Bank to regulation by any governmental body other than the State of New York and the federal banking authorities of the United States, the Government of Japan and such other governmental bodies as presently directly regulate the Bank, its activities and properties, or would restrict the ability of the Bank to conduct a general banking business or materially increase the present level of such regulation of the Bank; or if any restriction is imposed or threatened to be imposed on the Bank which would make it unlawful for the Letter of Credit to be issued or to remain in effect or for demands for payment thereunder to be honored or otherwise prevent the Bank from issuing the Letter of Credit or honoring drawings thereunder; or

                  (ii) If any governmental approval or clearance required or advisable (including any necessary clearance from the Ministry of Finance of the Government of Japan) for the Bank to issue and perform its obligations under the Letter of Credit is modified, suspended, or terminated for any reason and the effect of such modification, suspension, or termination would make it impermissible or inadvisable under the terms of such approval or clearance for the Letter of Credit to be issued or to remain in effect or for demands for payment thereunder to be honored; or

                  (iii) If an Event of Default or an event that with the giving of notice or the passing of time or both would constitute an Event of Default shall occur; or

                  (iv) If the issuance or proposed issuance of Commercial Paper Notes is not in accordance with this Agreement or the Depositary Agreement; or

                  (v) If the Depositary fails to comply with the terms of the Depositary Agreement; or

                  (vi) If any of the conditions precedent specified in Article 5 hereof shall not be satisfied;

provided, however, that no such notice shall be effective with respect to Commercial Paper Notes issued on the same date as such notice but prior to the receipt of such notice by the Depositary; and provided, further, that no such notice shall have the effect of terminating or altering in any respect the terms of the Letter of Credit or reducing the amount payable with respect to Commercial Paper Notes Outstanding at the time such notice is given. The Bank shall not give notice under this Section unless one of the conditions set forth above exists. The Bank may at any time in its discretion rescind any notice given pursuant to this Section 3.2.


                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 ORGANIZATION CORPORATE POWERS. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware and is qualified and in good standing as a foreign corporation in New York and each other jurisdiction where the failure to so qualify would have a materially adverse effect on its financial condition or its ability to perform its obligations under the Financing Documents. The Company has all requisite corporate power and authority to conduct its business in each jurisdiction in which its business is conducted, to own its properties and to execute and deliver and perform all of its obligations under the Financing Documents.

         Section 4.2 CORPORATE AUTHORITY, VIOLATION OF LAWS, BREACH OF AGREEMENTS. The execution, delivery and performance by the Company of the Financing Documents have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the rules and regulations of the SEC), order, writ, judgment, injunction, decree, determination, award or the charter or by-laws of the Company, (ii) result in a breach of or consti-tute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or (iii) result in or require the creation or imposition of a mortgage, deed of trust, assignment, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties of the Company. The Company is not in violation of or in default under any such law, regulation, order, writ, judgment, injunction, decree, determination or award, or any such indenture, agreement, lease or instrument, which violation or default would have a materially adverse effect on its financial condition or its ability to perform its obligations under the Financing Documents.

         Section 4.3 GOVERNMENT APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for the valid execution, delivery or performance by the Company of any of the Financing Documents or for the issuance or sale of Commercial Paper Notes by the Company.

         Section 4.4 VALID AND BINDING OBLIGATIONS. This Agreement and the Depositary Agreement constitute, and the Book-Entry Notes when identified on the records of DTC's book-entry system and the Certificated Notes when executed and delivered under and as contemplated by this Agreement and the Depositary Agreement will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws and by the application of general principles of equity.

         Section 4.5 LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its properties before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including the SEC or any other regulatory commission), which, if determined adversely to the Company, would singly or in the aggregate materially adversely affect its financial condition or its ability to perform its obligations under the Financing Documents.

         Section 4.6 ACCURACY OF INFORMATION. All information supplied by the Company to the Bank in connection with the transactions contemplated by the Financing Documents is true, complete and accurate in all material respects and does not omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         Section 4.7 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in each of the Financing Documents were true, complete and accurate in all material respects when made and do not and will not contain any material misstatements or omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         Section 4.8 INVESTMENT COMPANY. The Company is not, and upon receipt by the Company of the proceeds from the sale of Commercial Paper Notes the Company will not thereby become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 4.9 COMPLIANCE WITH LAWS. The Company has not failed to comply with the requirements of any applicable laws, regulations and orders of any governmental authority, the non-compliance with which would, singly or in the aggregate, materially adversely affect its financial condition or its ability to perform its obligations under the Financing Documents.

         Section 4.10 ERISA. The Company and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan, are in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code and have not incurred any liability to the PBGC, any Plan or any Multiemployer Plan (other than to make contributions in the ordinary course of business).

         Section 4.11 TAXES. The Company has filed all tax returns, statements, reports and forms required to be filed by it and has paid and discharged all taxes, assessments, and governmental charges and levies imposed upon it or upon its income or profits and upon any properties belonging to it prior to the date on which penalties would have attached thereto, other than any such tax, assessment, charge or levy which is being contested by the Company in good faith and by appropriate proceedings, adequate reserves having been provided for the payment thereof in accordance with United States generally accepted accounting principles, which contest operates to stay any materially adverse effect of any such non-payment.

         Section 4.12 FINANCIAL STATEMENTS. The financial statements of the Company for the year ended September 30, 1990, which have been delivered to the Bank present fairly and accurately, in accordance with generally accepted accounting principles consistently applied, the financial condition of the Company as of the dates thereof and the results of operations and cash flow for the periods then ended. As of the date hereof, there has been no change in the financial condition of the Company which materially adversely affects the financial condition of the Company or the ability of the Company to perform its obligations under the Financing Documents.

         Section 4.13 NO MATERIALLY ADVERSE FACTS, EVENTS, CONDITIONS. There is no fact, event or condition which materially adversely affects the financial condition of the Company or the ability of the Company to perform its obligations under the Financing Documents which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Bank by or on behalf of the Company prior to the date hereof.

         Section 4.14 PARI PASSU. The reimbursement obligations of the Company to the Bank hereunder rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Company for borrowed money.

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

         The issuance of the Letter of Credit and each issuance of Commercial Paper Notes (each such issuance being herein called a "Credit Event" and the issuance of the Letter of Credit being herein called the "First Credit Event") may be made only if the following conditions precedent are met:

         Section 5.1 NO DEFAULT. On the date of each Credit Event, the Company shall be in compliance with all the terms and provisions set forth herein on its part to be observed or performed; the representations and warranties set forth in Article 4 hereof shall be true and correct as if made on and as of such date; and no Event of Default or event which, but for the lapse of time or giving of notice or both, would constitute an Event of Default hereunder sha11 have occurred and be continuing on such date. On the date of each Credit Event, the Company shall be deemed to have certified to the Bank that the conditions set forth in this Section 5.2 have been satisfied and, if requested by the Bank with respect to any Credit Event, the Company will deliver to the Bank a certificate of a Company Official containing such a certification on and as of the date of such Credit Event.

         Section 5.2 CERTIFICATE. On the date of the First Credit Event, the Company shall have delivered to the Bank a certificate of the Company, signed by a Company Official, substantially in the form of EXHIBIT C hereto.

         Section 5.3 COMPANY'S SUPPORTING DOCUMENTS. On the date of the First Credit Event, the Company shall have delivered or caused to be delivered to the Bank, in form and substance satisfactory to the Bank:

              (a) Executed counterparts of the Depositary Agreement and the Dealer Agreement, along with copies of the offering memorandum to be used in the offering and sale of the Commercial Paper Notes;

              (b) Certificates of the Secretary of the Company dated such date certifying (i) as to the truth and accuracy of the copies of the Certificate of Incorporation and By-laws of the Company and the resolutions of the Board of Directors of the Company approving the transactions contemplated by the Financing Documents, and (ii) as to the incumbency of officers of the Company executing the Financing Documents or otherwise acting on behalf of the Company in respect of the transactions contemplated thereunder, together with specimen signatures of such officers attached thereto;

              (c) A good standing certificate for the Company from the Secretary of State of the State of Delaware dated as of a recent date;

              (d) On the date of the First Credit Event, the Bank shall have received the favorable written opinion of Hughes, Hubbard & Reed, counsel to the Company, dated such date and addressed to and satisfactory to the Bank, with regard to Sections 4.1, 4.2, 4.3, 4.4, 4.5, and 4.8 of this Agreement and such other matters as the Bank may request;

              (e) A favorable written opinion of Hughes, Hubbard & Reed, counsel to the Company, as to the status of drawings under the Letter of Credit and payments of the Commercial Paper Notes under the Federal Bankruptcy Code;

              (f) Evidence that the Commercial Paper Notes shall have received the highest ratings from Standard & Poor's Corporation and Moody's Investors Service, Inc.;

              (g) The Guaranty, duly executed by the Guarantor, together with such evidence as to due authorization and execution thereof as shall be reasonably requested by the Bank; and

              (h) Such other documents as the Bank or counsel for the Bank may reasonably request.

         Section 5.4 BANK'S SUPPORTING DOCUMENTS. On the date of the First Credit Event, the Bank shall have delivered or caused to be delivered to the
Company:

              (a) Executed counterparts of the Depositary Agreement and a copy of the executed Letter of Credit;

              (b) A certificate of an officer of the Bank dated such date certifying as to the incumbency and signatures of the officers of the Bank executing this Agreement, the Depositary Agreement and the Letter of Credit or otherwise acting on behalf of the Bank hereunder and thereunder;

              (c) A favorable written opinion of Graham & James, United States counsel to the Bank, as to (i) the enforceability of the Letter of Credit against the Bank and (ii) the applicability of the Securities Act of 1933, as amended (the "Securities Act") to the Letter of Credit and the Commercial Paper Notes;

              (d) A favorable written opinion of Japanese counsel to the Bank as to the enforceability of the Letter of Credit against the Bank; and

              (e) A certificate of an authorized officer of the Bank consenting to the use of certain financial information concerning the Bank contained in the offering memorandum used in the offering and sale of Commercial Paper Notes.

         Section 5.5 DEALER'S DOCUMENTS. The Company either has delivered or will promptly deliver to the Dealer original or certified copies of all of the documents described in this Article 5, other than those described in Section 5.3(g) and (h).

                                    ARTICLE 6
                              AFFIRMATIVE COVENANTS

         Section 6.1 PAYMENT OF TAXES. The Company shall file all tax returns, statements, reports and forms required to be filed by it and shall pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits and upon any properties belonging to it prior to the date on which penalties attach thereto, other than any such tax, assessment, charge or levy which is being contested by the Company in good faith and by appropriate proceedings, adequate reserves having been provided for the payment thereof in accordance with United States generally accepted accounting principles, which contest shall operate to stay any materially adverse effect of any such non-payment.

         Section 6.2 PRESERVATION OF CORPORATE EXISTENCE. The Company shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which its failure to maintain such qualification would have a material adverse effect on its business or financial condition or its ability to perform its obligations under the Financing Documents.

         Section 6.3 COMPLIANCE WITH LAWS. The Company shall comply with all applicable laws, regulations and orders of any governmental authority, the failure to comply with which would singly or in the aggregate materially adversely affect its business or financial condition or its ability to perform its obligations under the Financing Documents.

         Section 6.4 INSPECTION RIGHTS. The Company shall at any time and from time to time upon reasonable advance notice permit the Bank or any agents of the Bank to examine and make copies of the records and books of account of, and visit the properties of, the Company and discuss the affairs and finances of the Company with any of its officers.

         Section 6.5 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Company shall keep records and books of account in accordance with United States generally accepted accounting principles consistently applied reflecting all financial transactions of the Company.

         Section 6.6 MAINTENANCE OF APPROVALS, FILINGS AND REGISTRATIONS. The Company shall at all times maintain all consents, licenses, approvals and authorizations as may be necessary under any applicable law or regulation for the conduct of its business and for the execution, delivery and performance of this Agreement and each of the other Financing Documents and to make this Agreement and such other documents legal, valid, binding and enforceable obligations of the Company.

         Section 6.7  REPORTING  REQUIREMENTS.  The Company shall furnish to the
Bank:

              (a) As soon as possible but in no event more than five (5) Business Days after becoming aware (i) of the occurrence of any Event of Default or any event which with the giving of notice or passing of time or both would constitute an Event of Default, or (ii) that any of the representations and warranties contained in Article 4 of this Agreement has ceased to be true and correct in any material respect at any time since the last Credit Event hereunder (or, if no Credit Event has taken place, since the execution and delivery of this Agreement), telephonic advice of the same (confirmed in writing within three (3) Business Days by a Company Official) setting forth the details thereof and the action which the Company proposes to take with respect thereto;

              (b) As soon as available and in any event within 60 days after the end of each fiscal year of the Company in the case of unaudited reports and within 120 days after the end of each fiscal year of the Company in the case of audited reports, a copy of the annual unaudited and audited reports, as the case may be, for such year for the Company and its consolidated subsidiaries, including the balance sheet of the Company and its consolidated subsidiaries as at the end of such year and the related statements of operations and cash flow of the Company and its consolidated subsidiaries for such year, in the case of unaudited statements certified by the Senior Vice President for Administration of the Company as fairly representing the financial condition of the Company and its consolidated subsidiaries to the date stated, and in the case of audited statements, certified by independent certified public accountants reasonably acceptable to the Bank;

              (c) As soon as available and in any event within 60 days after the end of each quarter of each fiscal year of the Company, unaudited consolidated reports for such quarter for the Company, including the balance sheet of the Company and its consolidated subsidiaries as at the end of such quarter and the related statements of operations and cash flow of the Company and its consolidated subsidiaries for such quarter, certified by the Senior Vice President for Administration of the Company as fairly representing the financial condition of the Company and its consolidated subsidiaries to the date stated, subject to normal year-end adjustments;

              (d) Promptly after the commencement thereof, notice of any action, suit or proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, against the Company an adverse decision in which would materially adversely affect its financial condition or its ability to perform its obligations under the Financing Documents; and

              (e) Such other information respecting the business, properties, condition or operations of the Company, financial or otherwise, as the Bank may from time to time reasonably request.

         Section 6.8 INDEMNIFICATION.

              (a) The Company shall pay, and will protect, indemnify and save harmless the Bank and, in their capacity as such, its respective officers, directors, shareholders, controlling persons, employees, agents and servants, from and against all liabilities, losses, claims, damages, penalties, stamp or other similar taxes, causes of action, suits, costs and expenses (including reasonable attorneys' fees and expenses) or judgments of any nature arising from
(i) the offering and sale of the Commercial Paper Notes, or (ii) the default of the Company in the performance of its respective agreements, rights or obligations contained in any of the Financing Documents, or (iii) the execution and delivery or transfer of, or the payment or failure to pay under the Letter of Credit (collectively, the "Liabilities"); provided, however, that the Company shall not be liable for any Liabilities arising from any untrue statement of a material fact in the material fact relating to the Bank in the offering memorandum used in the sale of the Commercial Paper Notes or any omission to state therein a material fact relating to the Bank necessary in order to make the statements therein relating to the Bank, in light of the circumstances under which they were made, not misleading, provided that such material was approved in writing by the Bank prior to its inclusion in such offering memorandum, nor shall the Company be liable for any

Liabilities arising out of the gross negligence or willful misconduct of the Bank or of its officers, employees, agents or servants. If any action, suit or proceeding arising from any of the foregoing (other than an action, suit or proceeding regarding which the Company has no obligation to indemnify the Bank) is brought against the Bank or any other person indemnified pursuant to this Section, the Company shall, if requested by the Bank, at its own expense, cause such action, suit or proceeding to be defended by counsel designated by the Company, which counsel shall be approved by the Bank. The Company shall keep the Bank fully informed of the defense of such action, suit or proceeding. The obligations of the Company under this Section shall survive termination of this Agreement.

              (b) Without limiting the foregoing, the Company agrees that the Bank does not assume any of the risks of the acts or omissions of the Depositary. The Bank shall not be liable or responsible to the Company for: (i) any use which may be made of the Letter of Credit or for any acts or omissions of the Depositary in connection therewith; (ii) the validity, sufficiency, or genuineness of any documents presented to the Bank in connection with a drawing made on the Bank under the Letter of Credit, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent, or forged; (iii) payment by the Bank which does not comply with the terms of the Letter of Credit, including failure to bear any reference or adequate reference to the Letter of Credit, except to the extent that payment by the Bank under the Letter of Credit constitutes gross negligence or willful misconduct by the Bank;
(iv) any delay or failure by the Bank or any other party to give notice, demand, or protest of the errors, omissions, or delays in or non-delivery of any demand, notice or message however given; or (v) any other circumstances whatsoever, other than the gross negligence or willful misconduct of the Bank, in making or failing to make payment under the Letter of Credit. In furtherance and not in limitation of the foregoing, the Bank will examine documents in connection with a drawing with care so as to ascertain that on their face they appear to comply with the terms of the Letter of Credit, without responsibility for further investigation. The determination of whether a request for a drawing has been made under the Letter of Credit prior to the Expiration Date or whether a request for a drawing made under the Letter of Credit is in proper and sufficient form shall be made by the Bank. The Company hereby waives any right to object to any payment made under the Letter of Credit with regard to a drawing that is in the form provided in the Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

         Section 6.9 SECURITIES ACT. The Company shall sell or offer to sell Commercial Paper Notes pursuant to an exemption under the Securities Act and in compliance with other federal securities laws and with the securities laws of any State having jurisdiction, including any applicable registration or qualification provisions.

         Section 6.10 COMPLIANCE WITH AGREEMENTS. The Company will observe and perform each term, covenant, condition and agreement on its part to be performed or observed under the Financing Documents.

         Section 6.11 DEALER. The Company will give the Bank prompt written notice of the resignation of the Dealer.

         Section 6.12 FURTHER ASSURANCES. The Company shall from time to time, at the cost and expense of the Company, execute and deliver to the Bank all such documents and instruments and do all such other acts and things as may be reasonably required to enable the Bank to exercise and enforce its rights under this Agreement.


                                    ARTICLE 7
                               NEGATIVE COVENANTS

         Section 7.1 USE OF PROCEEDS. The Company will not use the proceeds from the sale of Commercial Paper Notes for any purpose other than those described in the Recitals hereto and the payment of principal, interest, fees, expenses and other obligations described in this Agreement, the Depositary Agreement and the Dealer Agreement.

         Section 7.2 AMENDMENT OF DEPOSITARY AGREEMENT. The Company will not amend the Depositary Agreement, or waive any of its rights thereunder, or fail to perform or require the performance of any obligations thereunder without the prior written consent of the Bank.

         Section 7.3 SALES, MERGERS, ETC. The Company will not, without the prior written consent of the Bank, liquidate or dissolve, issue or redeem any of its capital stock or otherwise effect any change in its stock or capitalization, or merge or consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any material portion of its assets (whether now owned or hereafter acquired) to, any Person; provided, that the foregoing shall not apply to the issuance or redemption of the Company's capital stock to or from any entity which owns more than 50% of the Company's issued and outstanding capital stock immediately prior to such issuance or redemption.

         Section 7.4 OFFERING MEMORANDUM. The Company will not include nor permit the inclusion by any Dealer of any material relating to the Bank in any offering memorandum used in the offering or sale of Commercial Paper Notes unless such material is approved in writing by the Bank in advance.

         Section 7.5 INVESTMENT COMPANY ACT. The Company will not take any action so as to subject itself to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.6 MARGIN STOCK. The Company will not use any part of the proceeds of any of the Commercial Paper Notes to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock.


                                    ARTICLE 8
                                    DEFAULTS

         In case of the happening of any of the following events (herein sometimes called "Events of Default"):

              (a) Any amount payable in respect of any Commercial Paper Note shall not be paid when due and payable (unless such Commercial Paper Note is not paid because of the wrongful failure of the Bank to honor a demand for payment under the Letter of Credit); or

              (b) Any amount due and payable by the Company to the Bank under this Agreement shall not be paid within five (5) Business Days after such amount is due and payable; or

              (c) Any representation or warranty made by the Company herein or in any certificate, agreement, instrument or statement contemplated by or made or delivered pursuant to or in connection with any of the Financing Documents, or any representation or warranty made by the Guarantor in the Guaranty, shall prove to have been incorrect or misleading in any material respect when made or when deemed made; or

              (d) The Company shall fail to perform or observe any term, covenant or agreement contained in Article 7 or Section 6.7(a) hereof; or

              (e) The Company shall fail to perform or observe any other term, covenant or agreement contained herein or in the Depositary Agreement, or the Guarantor shall fail to perform or observe any term, covenant or agreement contained in the Guaranty, and any such failure remains unremedied for thirty
(30) days after written notice thereof shall have been given to the Company or when the Guarantor, as relevant, by the Bank; or

              (f) Any of this Agreement, the Depositary Agreement or the Guaranty shall at any time after its execution and delivery for any reason cease to be in full force and effect or shall be declared to be null and void, or the validity or enforceability thereof shall be contested by the Company or the Guarantor, or the Company or the Guarantor shall deny that it has any or further liability or obligation hereunder or thereunder; or

              (g) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied in respect of the General Account, Bank Account, or Special Account (other than a judgment, writ, warrant of attachment or execution or similar process issued solely in connection with an obligation owed or allegedly owed by the Bank); or

              (h) The Company or the Guarantor (i) shall be adjudicated a bankrupt or insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or (ii) shall fail generally to pay its debts as such debts become due; or (iii) shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property, or such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of the Company or the Guarantor and such appointment shall continue undischarged for a period of 60 days; or (iv) shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction, or any such proceeding shall be instituted (by petition, application or otherwise) against the Company or the Guarantor and shall remain undismissed for a period of 60 days; or

              (i) Any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the Company or any property of the Company involving a liability in excess of $5,000,000, or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against the Guarantor or any property of the Guarantor involving a liability in excess of $25,000,000, and the same shall not be released, vacated, stayed or fully bonded or paid within 60 days after its issue or levy; or

              (j) The Company shall fail to pay when due (after any applicable period of grace) any amount due with respect to any other indebtedness for borrowed money in an aggregate amount equal to not less than $1,000,000, or the Guarantor shall fail to pay when due (after any applicable period of grace) any amount due with respect to any indebtedness for borrowed money in an aggregate amount equal to not less than $5,000,000, or any other event shall occur or any condition shall exist in respect of any such indebtedness the effect of which is to cause (or permit any holder thereof or a trustee to cause) such indebtedness to become due prior to its stated maturity;

then, and in every such event and at any time during the continuation thereof, the Bank may, at the same or different times, take one or more of the following actions: (i) give notice (which may be telephonic notice confirmed in writing) to the Company and the Depositary instructing the Company to cease issuing Commercial Paper Notes and instructing the Depositary to cease authenticating or delivering Certificated Notes and entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes, whereupon no further Commercial Paper Notes shall be issued and the amount of the Letter of Credit shall not be increased, (ii) declare by written notice all amounts payable by the Company to the Bank hereunder to be forthwith due and payable, whereupon such amounts shall become forthwith due and payable, both as to principal and interest, (iii) direct the Depositary to make a drawing under the Letter of Credit for deposit in the Special Account in an amount required to pay in full all Outstanding Commercial Paper Notes entitled to the benefit of the Letter of Credit upon maturity (and the date of the honoring of such drawing shall become the Expiration Date) and require from the Company immediate reimbursement for such drawing, and (iv) exercise any other rights or remedies available to the Bank under this Agreement, the Depositary Agreement, applicable law or otherwise; provided, however, that if any event specified in (h) above occurs, the acceleration specified in (ii) above shall be deemed to have been made upon the occurrence of such event without notice from the Bank. No action taken or omitted to be taken by the Bank shall have the effect of terminating or altering in any respect the terms of the Letter of Credit or reducing the amount payable with respect to Commercial Paper Notes Outstanding at the time.


                                    ARTICLE 9
                                  MISCELLANEOUS

         Section 9.1 NOTICES. Except where instructions or notices are authorized herein to be given by telephone, all instructions, notices and other communications to be given to either party hereto in connection herewith shall be in writing and shall be personally delivered, or sent by certified, registered or express mail, postage prepaid, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day when sent or transmitted (except if sent by certified or registered mail, they shall be deemed given on the seventh day after the day on which mailed) to the intended party at its address or telecopier number as set forth below its signature hereto (or as such party may have otherwise specified to the other party in writing). Whenever the giving of notice by telephone is permitted by this Agreement and unless otherwise provided herein, such notice shall be confirmed in writing within two
(2) Business Days.

         Section 9.2 SURVIVAL AND TERMINATION OF AGREEMENT. All covenants, agreements, representations and warranties made herein and in the certificates and other documents delivered pursuant hereto shall survive (i) the issuance of the Letter of Credit, (ii) the issuance of Commercial Paper Notes by the Company, and (iii) the making of any investigation by the Bank, and shall continue in full force and effect until all amounts payable to the Bank in connection with this Agreement are paid or until the Bank no longer has any liability under the Letter of Credit, whichever is latest, at which time this Agreement shall terminate, it being expressly understood that the obligations of the Company under Section 2.8, Section 6.8 and Section 9.3 of this Agreement shall survive any termination of this Agreement. Whenever in this Agreement any party is referred to, such reference shall be deemed to include the successors and assigns of such party, but no assignment or transfer (whether by operation of law or otherwise) of this Agreement by the Company or of any of its rights or duties hereunder may be made without the prior written consent of the Bank, and any such attempted assignment or transfer made without such consent shall be null and void. All covenants by or on behalf of the Company which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Bank.

         Section 9.3 FEES AND EXPENSES OF THE BANK. Whether or not any Commercial Paper Notes are issued, the Company will pay the reasonable out-of-pocket costs and expenses incurred by the Bank (including the reasonable fees and expenses of counsel to the Bank) in connection with the preparation, execution, extension, amendment, termination or enforcement of this Agreement, the Letter of Credit and the Depositary Agreement, or the protection of the rights of the Bank thereunder.

         Section 9.4 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

         Section 9.5 MODIFICATION OF AGREEMENT. No amendment, modification or waiver of any provision of this Agreement, or consent to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Company and the Bank, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in the same, similar or other circumstances. No amendment, modification or waiver of any provision of this Agreement shall have the effect of terminating, limiting or altering in any respect the obligation of the Bank under its Letter of Credit to honor demands for payment thereunder made in conformity with the terms thereof.

         Section 9.6 NON-WAIVER OF RIGHTS BY THE BANK. Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege hereunder or under the Depositary Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

         Section 9.7 SET-OFF. Upon the occurrence of an Event of Default, the Bank may, at any time and from time to time without notice to the Company, set-off or exercise any banker's lien or any other right of attachment or garnishment and apply any and all balances, credits, deposits, accounts or moneys at any time held and other indebtedness at any time owing by the Bank to or for the account of the Company against any and all of the obligations of the Company to the Bank, absolute or contingent, due or to become due, whether or not the Bank shall have made any demand under or with respect to any of such obligations.

         Section  9.8   COUNTERPARTS.   This   Agreement   may  be  executed  in
counterparts which, taken together, shall constitute a single document.

         Section 9.9 SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


HOSOKAWA MICRON INTERNATIONAL INC.



By: /s/ ISAO SATO
   -------------------------------
        Name:
        Title:   President



By: /s/ WILLIAM J. BRENNAN
   -------------------------------
        Name:
        Title:   Vice President



Address for Notices:
          780 Third Avenue
          New York, New York 10017
Tel. No.: (212) 826-3830
Telecopier No.:   (212) 826-6612
Attention:  Manager of Finance



THE MITSUBISHI BANK, LIMITED,
  NEW YORK BRANCH



By: /s/ HIROSHI JINZA
   -------------------------------
   Name: Hiroshi Jinza
   Title: Vice President and Manager

Address for Notices:
          225 Liberty Street
          Two World Financial Center
          New York, New York  10281
Tel. No.:  (212) 667-2500
Telecopier No.:  (212) 667-3550
Attention:  Business Development Department/
             Letter of Credit No. HK0750

                    EXHIBIT A TO LETTER OF CREDIT AGREEMENT

                          DIRECT DRAW LETTER OF CREDIT


                               December 16, 1991

                 Irrevocable Letter of Credit No. [___________]

The Bank of Tokyo Trust Company
100 Broadway
New York, New York  10005
Attention:  [__________________]

Gentlemen:

         At the request and for the account of Hosokawa Micron International Inc., a Delaware corporation (the "COMPANY"), we hereby establish in your favor, as fiduciary on behalf of the owners from time to time of certain promissory notes of the Company referred to below (the "COMMERCIAL PAPER NOTES"), this irrevocable Letter of Credit in an aggregate amount equal to Seventy-Five Million United States Dollars (U.S.$75,000,000) available from time to time in amounts equal to the face amount of maturing Commercial Paper Notes identified on the records of the book-entry system maintained by The Depository Trust Company ("DTC") or authenticated and delivered by you to purchasers pursuant to a certain Depositary Agreement (the "DEPOSITARY AGREEMENT") dated as of December 16, 1991 among the Company, The Mitsubishi Bank, Limited, New York Branch (the "Bank"), and you (the "Depositary").

         Demand for a drawing hereunder (i) may be made by you on or after the maturity date of any Commercial Paper Note and prior to the expiration of this Letter of Credit with respect to such Commercial Paper Note as herein provided and (ii) shall be made by you prior to the maturity date of such Commercial Paper Note upon notice from the Bank stating that an "Event of Default" has occurred under the Letter of Credit Agreement referred to in the Depositary Agreement (the "CREDIT AGREEMENT"), and directing you to make a drawing in respect of all Commercial Paper Notes not yet matured. Such drawings shall be made by delivering or transmitting by tested telex or telecopier to the Bank, at 225 Liberty Street, Two World Financial Center, New York, New York 10281,
Attention:  Business  Development  Department/Letter  of Credit No. _____, Telex
No.: 232328, Telecopier: (212) 667-3550, a demand executed by you in the form of Annex 1 hereto, with the blanks appropriately completed. In the event of a drawing made by tested telex or telecopier, you shall immediately confirm receipt of the telex or telecopy by telephone.

         We hereby agree to honor each such demand drawn under and in full compliance with this Letter of Credit, provided that such demand is delivered to us not later than 5:00 P.M. New York time on the fifteenth day after the maturity date of any such Commercial Paper Note (or if such day is not a
Business Day, on the first Business Day thereafter) (the date of delivery of such demand being the "DRAWING DATE") by, unless other arrangements satisfactory to you have been made for making Bank funds available to honor such drawing, transferring in immediately available Bank funds the amount demanded to the Special Account maintained by you pursuant to the Depositary Agreement not later than 2:00 P.M. New York time on the maturity date of any such Commercial Paper Note (or if such day is not a Business Day, on the first Business Day thereafter) if such demand is received by us by 11:00 A.M. New York time on the maturity date, or, if such demand is received by us after 11:00 A.M. New York time on the maturity date, then not later than 2:00 P.M. New York time on the next Business Day after the Drawing Date. Upon any payment under this Letter of Credit, the amount of this Letter of Credit shall be reduced in an amount equal to such payment. Upon (i) reimbursement to the Bank of such payment on the date of such payment, (ii) the repayment of any "Unreimbursed Drawing" referred to in the Credit Agreement arising from such payment, or (iii) the assignment to the Bank of the proceeds from the sale of such newly issued Commercial Paper Notes on the date of such payment, the amount by which this Letter of Credit was so reduced shall, unless the Bank therefore notifies you to the contrary, be automatically reinstated, in the case of (i) or (ii) above, by the amount of such reimbursement or repayment (except that the aggregate amount of such increases shall not exceed the amount of such payment under this Letter of Credit) and, in the case of (iii) above, by the face amount of the Commercial Paper Notes the proceeds of which have been assigned to the Bank; provided, however, that, in the case of an automatic reinstatement in the amount of this Letter of Credit following an assignment of the proceeds from the sale of Commercial Paper Notes as described in (iii) above, any repayment or reimbursement to the Bank in respect of a "Discount" as referred to in the Credit Agreement on such Commercial Paper Notes shall not increase the amount of this Letter of Credit. No amendment of this Letter of Credit shall be necessary to effect any such reduction or increase.

         All payments made by us under this Letter of Credit shall be paid out of our general funds, and no payments under this Letter of Credit shall in any way be contingent upon or drawn from amounts on deposit in any account maintained by the Company with you or paid out of proceeds of Commercial Paper Notes.

         It is understood and agreed that the provisions of this Letter of Credit are intended to provide for payment of the Commercial Paper Notes at their maturity. Accordingly, in actions taken by you as beneficiary of the Letter of Credit you shall not be acting as an agent of the Company but exclusively as fiduciary on behalf of the holders of Commercial Paper Notes.

         This Letter of Credit shall expire with respect to each Commercial Paper Note authenticated and delivered or identified on the records of DTC's book-entry system pursuant to the Depositary Agreement at the earlier of (i) payment of such Commercial Paper Note, or (ii) 5:00 P.M. New York time on the fifteenth day after the maturity date of such Commercial Paper Note (or, if such day is not a Business Day, the first Business Day thereafter). In no event shall this Letter of Credit remain in effect after 5:00 P.M. New York time on December 16, 1992.

         This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to herein or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate by reference any such document, instrument or agreement.

         As used herein, "Business Day" means a day other than a Saturday, a Sunday or other day on which commercial banks are authorized or required to close in New York City.

         Except as otherwise expressly stated herein, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "UCP"), as the same may be amended or supplemented from time to time. This Letter of Credit shall be deemed a contract made under the laws of the State of New York and shall, to the extent not inconsistent with the UCP, be governed and construed in accordance with such laws without regard to principles of conflicts of law.

         This Letter of Credit may not be transferred.



                             Very truly yours,


                             THE MITSUBISHI BANK, LIMITED,
                             NEW YORK BRANCH


                             By:
                                ------------------------
                                Name:
                                Title:

                          ANNEX 1 TO LETTER OF CREDIT

                   DRAWING UNDER LETTER OF CREDIT NO. [_______]
                                      FROM
                  THE MITSUBISHI BANK, LIMITED, NEW YORK BRANCH


                             [______________, 19___]


TO:      The Mitsubishi Bank, Limited
         New York Branch
         225 Liberty Street
         Two World Financial Center
         New York, New York  10281

RE:      HOSOKAWA MICRON INTERNATIONAL INC. COMMERCIAL PAPER PROGRAM

FOR THE URGENT ATTENTION OF:  [Business Development Department]


Gentlemen:

              1. The undersigned, acting on behalf of the holder or holders of the below-mentioned Commercial Paper Note or Commercial Paper Notes, is making demand for payment of the amount stated in paragraph 4 hereof under the captioned letter of credit (the "Letter of Credit") to pay the face amount of such Commercial Paper Note or Commercial Paper Notes.

              2. The face amounts and maturity dates of all such Commercial Paper Notes are as follows:

                                    Aggregate
   Commercial Paper                    Face                           Maturity
     Note No. Date                     Amount                           Date
   ----------------                 ---------                         --------

              3. Each such Commercial Paper Note was authenticated and delivered by us or recorded pursuant to our issuance instructions to DTC in DTC's book-entry system pursuant to the Depositary Agreement and has not been the subject of any previous drawing by us under the Letter of Credit.

              4. The aggregate amount required to be drawn under the Letter of Credit to pay in full the face amount of each such Commercial Paper Note specified in paragraph 2 hereof is [______] U.S. dollars (US$____________).

              5. Upon receipt of the amount demanded in paragraph 4 hereof, we will (i) deposit the same in the Special Account maintained by us pursuant to the Depositary Agreement and apply the same to the payment of matured Commercial Paper Notes, (ii) not deposit any portion of said amount in any other account maintained by us by or for the account of the Company or use any portion of said amount for any purpose other than payment of Commercial Paper Notes, and (iii) when Certificated Notes (as defined in the Depositary Agreement) are presented for payment and paid by us, transmit such matured Commercial Paper Notes to the Company with a copy to you.

         All terms used herein which are defined in the Letter of Credit have the same meanings when used herein.



                                                 Very truly yours,

                                                 THE BANK OF TOKYO TRUST COMPANY



                                                 By:
                                                 -------------------------
                                                 Name:
                                                 Title:

                     EXHIBIT B TO LETTER OF CREDIT AGREEMENT

                              DEPOSITARY AGREEMENT


                             As of December 16, 1991


The Bank of Tokyo Trust Company
100 Broadway
New York, New York  10005


                  Re:      Issuance of Commercial Paper Notes
                           for Hosokawa Micron International Inc.


Gentlemen:

         We hereby request that you (the "Depositary") act as issuing and paying agent and depositary on behalf of Hosokawa Micron International Inc. (the "Company") in connection with the sale from time to time of the Company's Commercial Paper Notes and as depositary of and drawing agent under the Letter of Credit issued by The Mitsubishi Bank, Limited, New York Branch (the "Bank") pursuant to the Letter of Credit Agreement dated as of December 16, 1991 (the "Credit Agreement") between the Company and the Bank. In such capacities, you shall be governed by the terms and conditions of this Depositary Agreement (hereinafter referred to as "this Agreement") and, when The Depository Trust Company ("DTC") book-entry system is used for the Commercial Paper Notes, by the Letter of Representations dated November 13, 1991 from the Company to you and DTC, the Commercial Paper Certificate Agreement between you and DTC dated June 26, 1991 (the "Certificate Agreement") and your obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System. Except as otherwise provided in this Agreement, all capitalized terms used herein which are defined in the Credit Agreement, as in effect on the date hereof, shall have the same meanings when used herein.

    1.   ISSUANCE OF THE COMMERCIAL PAPER NOTES

         The  Commercial  Paper  Notes may be  issued  as  bearer or  registered
securities  and  may  be  represented  by  either  (i)  a  global   security  in
substantially the form of Exhibit A attached hereto (the "Master Note") delivered to you as custodian and agent for DTC and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or (ii) a promissory note substantially in the form of Exhibit B attached hereto issued in physical form (a "Certificated Note") delivered to the purchaser thereof. Book-Entry Notes and

Certificated Notes are collectively referred to herein as "Commercial Paper Notes."

         At such time as the Company shall use the DTC book-entry system for the Commercial Paper Notes, the Company will deliver to you the manually or facsimile executed Master Note, evidencing the aggregate Face Amount of Book-Entry Notes to be sold via DTC's book-entry system, registered in the name of DTC's nominee and to be held by you as custodian and agent on DTC's behalf.

         From  time  to  time  there  will  also be  delivered  to you  executed
Certificated Notes of the Company, to be held in safekeeping by you for the account of the Company. The Certificated Notes will be signed manually or by facsimile on behalf of the Company by an Authorized Agent (as defined below) of the Company. You will be furnished with incumbency certificates from the Secretary or an Assistant Secretary of the Company with respect to any officer of the Company whose signature is authorized to appear on the Certificated Notes and the Master Note or otherwise is authorized to act for the Company hereunder (the "Authorized Agents"), together with the specimen signature of each such officer. The Master Note or any Certificated Note bearing the signature of an Authorized Agent authorized to execute the same on the date such signature is affixed thereto shall bind the Company after the completion thereof by you notwithstanding that such person shall have died or shall have otherwise ceased to hold his office or be so authorized on the date such Certificated Note is countersigned or delivered by you.

         The Certificated Notes delivered to you will be incomplete as to face amount, date of issue and maturity. They will be numbered consecutively and may bear other appropriate identification. When any Certificated Note is delivered to you as the Depositary, an Authenticating Representative will acknowledge receipt by signing and returning a receipt to the Company.

         By appropriate certificates of designation, you shall specify the names of your officers and employees who are authorized (i) to receipt for, complete, authenticate and deliver the Certificated Notes, and to enter issuance instructions in DTC's book-entry system with respect to the Book-Entry Notes (the "Authenticating Representatives"), and (ii) to receive instructions or notices from an Authorized Agent of the Company, an authorized officer of the Bank (an "Authorized Bank Officer") or DTC (with respect to the Book-Entry Notes) and to act for you hereunder and who are authorized to make a drawing under the Letter of Credit "Designated Persons").

         In the case of Book-Entry Notes, in accordance with instructions given to you by any Authorized Agent of the Company (in writing or by telephone, promptly confirmed in writing, or by other electronic transmission), from time to time, but in no event later than 12:30 P.M. New York time on the proposed date of issuance of Commercial Paper Notes, you will enter an issuance instruction in DTC's Book-Entry System in accordance with the procedures set forth in the Certificate Agreement which instructions shall identify the Face Amount of Book-Entry Notes to be sold, the date of issue and the maturity date. The issuance instruction shall include a delivery order to debit the Dealer's account with DTC against credit to your account with DTC. Upon confirmation of receipt of funds, you shall transfer the amount so received to the General Account as provided in Section 3(a) of this Agreement. You shall record on the schedule attached to the Master Note each change in the Face Amount of Outstanding Book-Entry Notes and the maturity dates thereof.

         In the case of Certificated Notes, in accordance with instructions given to you by any Authorized Agent of the Company (in writing or by telephone or by other electronic transmission), from time to time, but in no event later than 12:30 P.M. New York time on the proposed date of issuance of Commercial Paper Notes, an Authenticating Representative shall withdraw the necessary number of Certificated Notes from safekeeping and shall:

              (i) complete each such Certificated Note as to the date of issue, maturity date, Face Amount and, if so directed, the name of the payee thereof and the federal taxpayer identification number of such payee;

              (ii) authenticate each such Certificated Note by countersigning the form of authentication inscribed thereon; and

              (iii) deliver each such Certificated Note to or for the account of the purchaser of such Certificated Note designated in such instructions against payment in accordance with the provisions of this Agreement.

         Instructions from the Company for authentication and de1ivery by you of Certificated Notes shall include the following information with respect to each Certificated Note: its date of issue, maturity date, Face Amount, discount rate and amount of Discount from Face Amount and the party to whom delivery of such Commercial Paper Note or for whom is to be made together with its address. If you are instructed to register a Certificated Note other than to "bearer," the Company shall provide to you the name, address and federal taxpayer identification number of the registered owner of such Commercial Paper Note.

         All oral instructions and approvals given to you for the completion and delivery of Certificated Notes or the entering of issuing instructions in DTC's book-entry system with respect to Book-Entry Notes will be confirmed by the Company in writing or by telex or telecopier by an Authorized Agent of the Company by the next Business Day. You shall incur no liability in acting upon telephone instructions and approvals which a Designated Person or an Authenticating Representative believes in good faith to have been given by an Authorized Agent or an Authorized Bank Officer.

         You shall not authenticate or deliver any Certificated Note or enter issuance instructions in DTC's book-entry system with respect to any Book-Entry Note on any day on which a Commercial Paper Note matures until after you have provided for the deposit of funds into the Special Account in the Face Amount of such maturing Commercial Paper Note.

         No Commercial Paper Note shall mature (i) more than 270 days after the date of issuance thereof, or (ii) less than 15 days prior to the Expiration Date in effect at the time of issuance of such Commercial Paper Note, whichever is earlier, or mature on a day other than a Business Day.

         Each Commercial Paper Note shall be issued only on a discount basis, shall have a face amount of not less than $100,000 and may be issued in larger amounts in integral multiples of $1,000.

         Notwithstanding any instructions from an Authorized Agent of the Company, you shall not authenticate and deliver any Certificated Note or enter issuance instructions in DTC's book-entry system with respect to any Book-Entry
Note if, immediately after the authentication and delivery of such Certificated Note or giving effect to such instructions with respect to such Book-Entry Note and the provision for the deposit of the proceeds (or a portion thereof) of such issuance on the date of computation and any other funds as provided in Section 2(c) of this Agreement to the Bank's Account for the purpose of reimbursing the Bank for payments made in respect of a drawing under the Letter of Credit (1) the aggregate Face Amount of Outstanding Commercial Paper Notes would exceed the amount of the Letter of Credit in effect after the adjustments thereto pursuant to Section 2.3(c) of the Credit Agreement arising from any reimbursement, repayment or assignment to the Bank of the proceeds from the sale of Commercial Paper Notes or (2) the aggregate Face Amount of Outstanding Commercial Paper Notes plus the amount of Outstanding Unreimbursed Drawings would Exceed the Commitment. In the event instructions from an Authorized Agent of the Company would or do result in the occurrence of an event described above, the Depositary shall immediately so inform the Bank, the Company and the Dealer. In making the above calculations, you may rely on the information last delivered to you by the Bank and you shall have no obligation to make any further determination other than with respect to the Face Amount of Outstanding Commercial Paper Notes and the amount of the Letter of Credit as then in effect. Until you are notified to the contrary in writing by the Bank, you shall be entitled to assume that the Expiration Date is December 16, 1992.

         Each issuance of Commercial Paper Notes pursuant to the provisions of this Agreement shall be deemed (1) an irrevocable assignment by the Company to the Bank of the proceeds of the sale of such Commercial Paper Notes in an amount not to exceed the amount required to reimburse the Bank for any payment made on the same day in respect of a drawing under the Letter of Credit and otherwise not reimbursed by the Company, (2) an irrevocable assignment by the Company to the Bank of any remaining proceeds of the sale of such Commercial Paper Notes in an amount not to exceed the amount of unpaid interest and principal with respect to Unreimbursed Drawings, and (3) in the event that you receive notice from an Authorized Bank Officer pursuant to this Agreement which also states that an Event of Default has occurred, an irrevocable assignment to the Bank of the entire remaining proceeds of the sale of such Commercial Paper Notes on the date of such notice. Proceeds of the sale of Commercial Paper Notes shall be distributed pursuant to Sections 2 and 3 of this Agreement; provided, however, that in the event you receive notice from an Authorized Bank Officer pursuant to this Agreement which also states that an Event of Default has occurred, you shall hold for the benefit of the Bank all proceeds from the sale of Commercial Paper Notes on such date and transfer such funds to the Bank's Account on the date of and after any payment by the Bank under the Letter of Credit; provided, further, that the Bank shall apply such funds from time to time to reimburse itself for any drawings under the Letter of Credit and any Unreimbursed Drawings and interest thereon, and after all Outstanding Commercial Paper Notes have been paid in full, any remaining balance of such funds shall be paid by the Bank to the Company.

         If you receive instructions from an Authorized Bank Officer to cease authenticating or delivering Certificated Notes or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes, you shall immediately notify the Dealer thereof and comply with such instructions, notwithstanding any contrary instructions received by you from any Authorized Agent of the Company. You shall use reasonable efforts to retrieve or recover any Certificated Notes which have left your offices prior to your having received instructions from an Authorized Bank Officer to cease authenticating or delivering or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes but you shall have no liability for your failure to retrieve or recover such Certificated Notes. If instructions to cease authenticating or delivering or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes are given by telephone, they shall be confirmed within 24 hours in writing or by telex or telecopier. In all cases hereunder, you shall incur no liability to the Company in acting upon telephone instructions which a Designated Person or Authenticating Representative believes in good faith to have been given by an Authorized Bank Officer, absent gross negligence or willful misconduct. Following receipt of such instructions, no further authentication or delivery or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes shall be made until such time as an Authorized Bank

Officer shall have rescinded such instructions and shall consent to the issuance of Commercial Paper Notes by a notice in writing to you. Notwithstanding the provisions of this paragraph, the giving of instructions pursuant to this paragraph shall not have the effect of terminating, reducing, or altering in any respect the terms of the Letter of Credit with respect to Commercial Paper Notes Outstanding at the time.

         Each delivery or issuance of a Certificated Note shall be subject to the rules of the New York Clearing House Association in effect at the time of the delivery or issuance.

         In the event you are instructed by an Authorized Agent of the Company to deliver a Certificated Note against payment, the delivery and receipt of payment may not necessarily be completed simultaneously and you are hereby authorized to follow the prevailing custom, which is: to deliver a Certificated Note to or for the account of the purchaser, to receive the purchaser's receipt for the delivery, and at a later time, but on the same day, after the purchaser has verified the delivery against the purchase agreement, to receive payment from the purchaser in immediately available funds by 5:00 P.M. New York time.

         Should you be instructed by an Authorized Agent of the Company to deliver any Certificated Note against payment and the delivery thereof and the receipt of payment are not completed simultaneously, you shall have no responsibility or liability for the credit risks involved in your delivery of such Certificated Note to those designated in writing by an Authorized Agent of the Company.

         You shall send to the Bank and to the Company quarterly statements specifying (i) the average Face Amount of Commercial Paper Notes Outstanding during each quarter then ending (calculated on a daily basis) and (ii) the aggregate Face Amount of Commercial Paper Notes Outstanding at the end of each such quarter, such statements to cover quarterly periods corresponding to the quarterly periods for the calculation of the Commercial Paper Support Fee set forth in Section 2.7 of the Letter of Credit Agreement. A statement containing the issue date, Face Amount, maturity date, discount amount, net proceeds amount, payee (if, in the case of a Certificated Note, it is not payable to "bearer") and discount rate of each Commercial Paper Note shall be sent by facsimile by you to the Bank on the date of the issuance of such Commercial Paper Note.

    2.   Payment of the Commercial Paper Notes.

         (a) You shall make a drawing request under the Letter of Credit (i) the maturity date of each Commercial Paper Note, not later than 11:00 A.M. New York time, in an amount equal to the aggregate Face Amount of the Commercial Paper Note or Commercial

Paper Notes maturing on such maturity date, or (ii) as soon as practicable upon receipt of a notice from the Bank (but in no event later than one Business Day after receipt of such notice) stating that an Event of Default has occurred and directing you to make a drawing for deposit in the Special Account in an amount equal to the aggregate Face Amount of all of the Outstanding Commercial Paper Notes. You shall in each case send to the Bank a certificate drawn under and in compliance with the Letter of Credit, and after you have sent such certificate and provided such certificate conforms to the requirements of the Letter of Credit, you may charge the amount of such drawing to the Bank's Account (a "Charge") notwithstanding that the Charge may result in an overdraft pending transfer or deposit of funds as provided in the immediately succeeding sentence hereof. Unless other arrangements satisfactory to you have been made for making funds available to cover a Charge (any such arrangements not to be inconsistent with the third sentence of Section 2(b) hereof), the Bank agrees to transfer or deposit into the Bank's Account immediately available funds in the amount of the Charge on the date of the Charge. If no such other arrangements have been made and you do not receive such funds on such date, you shall notify the Bank promptly thereafter. The Bank shall be liable to you for the amount of each Charge, which shall be deemed to be an extension of credit by you to the Bank, and the Company shall have no liability to you therefor.

         (b) You shall immediately deposit the proceeds of any drawing (including but not limited to the proceeds of a Charge) made pursuant to Section 2(a) of this Agreement in the Special Account, and you shall pay each matured Commercial Paper Note in immediately available funds and solely from such funds. In the case of Book-Entry Notes, you shall pay each matured Book-Entry Note out of funds held in the Special Account by transferring such funds to your account with DTC. In the case of Certificated Notes, you shall pay each such matured Certificated Note upon presentation and, should any Certificated Note not be presented, maintain proceeds therefor in the Special Account. In no event shall funds deposited in or credited to the Special Account be contingent upon or drawn from amounts on deposit in any account maintained by the Company with the Depositary or paid out of proceeds of Notes.

         (c) After, but only after, you have received the proceeds a drawing (including but not limited to the proceeds of a Charge) on a maturity date or on a date on which the Bank requests a drawing under the Letter of Credit as provided in Section 2(a) of this Agreement and deposited such proceeds in the Special Account pursuant to Section 3(b) of this Agreement, you shall (1) transfer to the Bank's Account the amount of any immediately available funds received by you from the Company with instructions from an Authorized Agent of the Company to make such transfer, and (2) transfer from the General Account to the Bank's Account the proceeds of Commercial Paper Notes issued on such date to the extent required to reimburse the Bank for drawings under the Letter of Credit (including but not limited to any Charge) and for

Unreimbursed Drawings and any interest owing thereon, and (3) transfer any remaining balance of the General Account to the Bank's Account to the extent required to reimburse the Bank for drawings under the Letter of Credit (including but not limited to any Charge) and for Unreimbursed Drawings and any interest owing thereon.

         (d) Each Certificated Note shall be delivered to you prior to or at the time of payment therefor. You shall cancel any Certificated Note paid by you and send it to the Company, with a copy thereof to the Bank.

         (e) You shall hold all funds received by you from purchasers in payment for Commercial Paper Notes as a fiduciary for the benefit of the Bank, as contemplated by Section 3(a), until such time as all drawings under the Letter of Credit otherwise not reimbursed by the Company and any Unreimbursed Drawings and any interest owing thereon have been received by the Bank. You shall pay all such funds received by you in accordance with Section 2(c) and Section 3(a) hereof.

         (f) Nothing herein shall affect the obligation of the Company to reimburse the Bank under the Credit Agreement.

    3.   General Account. Special Account and Bank's Account.

         (a) GENERAL ACCOUNT. You will establish and maintain a segregated special purpose account for the benefit of the Bank designated "Mitsubishi Bank General Account" (the "General Account"). You shall deposit in the General Account all proceeds received from the sale of Commercial Paper Notes, and all funds paid to you by the Company for deposit therein, and you shall apply such funds as set forth in Section 2(c). All funds in the General Account shall be held by you as fiduciary for the benefit of the Bank to the extent such funds are required to reimburse the Bank as provided in Section 2(c) of this Agreement. You shall have control of and the sole right of withdrawal from the General Account.

         On each day that any Commercial Paper Note matures, moneys in the General Account shall be transferred to the Bank's Account in the manner and to the extent provided in Section 2(c) of this Agreement. To the extent that any moneys remain in the General Account on (i) any such day after the above application or (ii) any other day on which proceeds from the sale of Commercial Paper Notes are deposited in the General Account, then, except as contemplated by the next sentence, such moneys shall be withdrawn and credited to the Company's Ordinary Deposit Account with the Bank.

         Upon receipt by you from an Authorized Bank Officer (which may be telephone notice and, if so, shall be promptly confirmed by the Bank in writing) of notice that an Event of Default, or an event that with the giving of notice or the passing of time or both would become an Event of Default, has occurred (including the failure of the Company to reimburse the Bank for a drawing under the Letter of Credit), the Depositary shall not draw on the General Account without the prior consent of the Bank.

         (b) SPECIAL ACCOUNT. You will establish and maintain as fiduciary on behalf of the owners of the Commercial Paper Notes a segregated special purpose trust account designated "Hosokawa Micron International Commercial Paper Owners/Mitsubishi Bank special Account" (the "Special Account"). You shall deposit in the Special Account only the proceeds of drawings under the Letter of Credit (including proceeds of any Charge) as provided in Section 2 of this Agreement. All funds from time to time on deposit in the special Account shall at all times be under your exclusive control and shall be held uninvested by you as fiduciary for the benefit of the owners of the Commercial Paper Notes. Except as provided in Section 4, the funds in the Special Account shall be subject to withdrawal solely by you for the purpose of effecting payment of the Commercial Paper Notes as provided in this Agreement until the Commercial Paper Notes have been paid in full. The Company shall not have any legal, equitable or beneficial interest in the Special Account. Funds will not be deposited to the Special Account except as provided herein, and funds deposited therein will not be commingled with any other funds.

         (c) BANK'S ACCOUNT. You will establish and maintain for the benefit of the Bank a segregated special purpose account designated "Mitsubishi Bank Letter of Credit Account" (the "Bank's Account"), the funds in which shall be subject to withdrawal solely by the Bank except as provided in Section 2(a) of this Agreement. Funds will not be deposited to the Bank's Account except as provided herein, and funds deposited therein will not be commingled with any other funds. Before the close of business on each Business Day, the Depositary shall transfer any funds in the Bank's Account to any other account of the Bank as designated by the Bank. The Bank agrees to keep designated an account pursuant to the preceding sentence at all times.

    4.   THE LETTER OF CREDIT.

         Concurrently with the execution of this Agreement, subject to the terms and conditions of the Credit Agreement, the Bank shall deliver to you the Letter of Credit. The Letter of Credit shall identify you, acting as fiduciary on behalf of the owners of Commercial Paper Notes, as the beneficiary thereof and shall be issued for the account of the Company to assure payment of the Commercial Paper Notes. Such Letter of Credit shall be irrevocable and shall be issued in an amount equal to the Commitment under the Credit Agreement. You shall hold the Letter of Credit in safekeeping for the benefit of the owners of Commercial Paper Notes and from time to time shall make drawings under the Letter of Credit on behalf of such owners pursuant to Section 2 of this Agreement. Such drawings shall be made in accordance with the terms of the Letter of Credit and this Agreement.

         The amount of the Letter of Credit shall be reduced by an amount equal to the proceeds of any drawings thereunder (but the amount by which the Letter of Credit is reduced by such proceeds shall be automatically reinstated as provided in Section 2.3(C) of the Credit Agreement).

         It is understood and agreed by the parties hereto that the provisions of this Agreement relating to the Letter of Credit are intended to provide for payment of the Commercial Paper Notes at their maturity. Accordingly, the parties hereto specifically acknowledge that in actions taken by you as beneficiary of the Letter of Credit you shall not be acting as an agent of the Company but shall be acting as fiduciary on behalf of the owners of Commercial Paper Notes.

         If any Certificated Note shall not be presented to you for payment on the maturity date thereof and sufficient collected funds are then on deposit in the Special Account for payment thereof, you shall hold such funds until presentation as fiduciary for the benefit of the owner of such Certificated Note; provided, however, that if any Certificated Note shall not be presented for payment on or before the fifteenth day after its maturity date (or, if such day is not a Business Day, on the next succeeding Business Day), such Certificated Note shall not be entitled to payment from funds on deposit in the Special Account, and any funds on deposit in the Special Account which were drawn under the Letter of Credit with respect to such Certificated Note shall be paid to the Bank. Notwithstanding the foregoing, the Company shall remain liable to the owners of Commercial Paper Notes on account of all Commercial Paper Notes in accordance with their terms. The Bank shall remit its own funds to the Company in an amount equal to the amount received from the Special Account, less the amount of any Unreimbursed Drawings under the Letter of Credit, any interest thereon and any other amounts then due and owing to the Bank under the Credit Agreement.

         Promptly after the Expiration Date, you shall cancel and return the Letter of Credit to the Bank.

         If, two years after the termination of this Agreement, there remain any funds in any of the accounts specified in Section 3 hereof, you may transfer any such remaining funds to any other account of the Bank as designated by the Bank, whereupon the Bank shall remit such funds to the Company except to the extent there remains any Unreimbursed Drawing or interest thereon or other amounts owing to the Bank under the Financing Documents.

    5.   EXPENSES; INDEMNIFICATION; LIMITATION OF LIABILITY.

         The Company shall, on demand, pay or reimburse the Depositary for (a) all fees payable in connection with, arising out of, or in any way related to performance of this Agreement (such fees to be as mutually agreed upon between the Company and you in a separate written agreement), and (b) all of the Depositary's reasonable out-of-pocket costs and expenses incurred (including reasonable fees and expenses of counsel), and all payments made, and indemnify and hold the Depositary harmless from and against all losses suffered, by the Depositary in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of
(A) this Agreement and the Commercial Paper Notes and (B) whether or not executed, any waiver, amendment or consent under or to this Agreement and the Commercial Paper Notes, (ii) protecting, preserving, exercising or enforcing any of the rights of the Depositary under or related to this Agreement or the Commercial Paper Notes, (iii) any governmental investigation arising out of, related to, or in any way connected with, this Agreement, the Commercial Paper Notes or the relationship established hereunder, or (iv) any action taken or omitted in good faith within the scope of this Agreement upon telephone instructions, if authorized herein, received from or believed by you in good faith to have been given by an Authorized Agent of the Company, or an Authorized Bank Officer, except that the foregoing indemnity shall not be applicable to any loss suffered by the Depositary to the extent such loss is the result of acts or omissions on the part of the Depositary constituting (x) gross negligence, (y) willful misconduct, or (z) knowing violations of law. The Bank shall have no responsibility or liability for the payment of any such fees, costs or expenses. The obligations of the Company hereunder shall survive your resignation or removal or the termination of this Agreement and the payment in full of all Commercial Paper Notes.

    6.   NOTICES.

         Except where instructions or notices are authorized herein to be given by telephone, all instructions, notices and other communications to be given to any party hereto or to DTC in connection herewith shall be in writing and shall be personally delivered, or sent by certified, registered or express mail, postage prepaid, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day when sent or transmitted (except, if given by certified or registered mail, they shall be deemed given on the seventh day after the day on which mailed) to the intended party at its address or telex or telecopier number set forth below its signature hereto (or as such party may have otherwise specified to the other parties in writing) and, in the case of DTC, to DTC at its address or telex or telecopier number that is specified in the Certificate Agreement. Whenever the giving of notice by telephone is permitted by this Agreement and unless otherwise provided herein, such notice shall be confirmed in writing within two (2) Business Days.

    7.   MISCELLANEOUS PROVISIONS.

         The Company hereby warrants and represents to you, which shall be a continuing warranty and representation, that this Agreement is, and all Commercial Paper Notes delivered to you as Depositary pursuant to this Agreement will be, duly authorized, executed and delivered by the Company, and your appointment as Depositary and issuing and paying agent for the Commercial Paper Notes and as drawing agent and depositary for the Letter of Credit under this Agreement is duly authorized in accordance with and by a resolution duly adopted by the Board of Directors of the Company and in full force and effect.

         It is understood that you may resign or the Company may terminate this Agreement and the authority granted herein at any time upon at least sixty (60) days' written notice of resignation or termination, as the case may be, such notice to be given to the Bank, the Dealer and DTC and to you or the Company (as relevant). In such event, (i) you shall return to the Company all undelivered Certificated Notes held by you at the time of such notice; (ii) prior to the termination of or effectiveness of your resignation from your obligations hereunder, the Company shall have appointed a successor Depositary after obtaining the written approval of the Bank, and such successor, upon accepting such appointment hereunder, shall establish a new General Account, Special Account and Bank's Account for purposes of this Agreement and the Credit Agreement; and (iii) you shall transfer to the successor Depositary for deposit in the new General Account, the Special Account and the Bank's Account established by the successor Depositary all funds, if any, on deposit in, or otherwise to the credit of, the General Account, the Special Account and the Bank's Account maintained by you, in excess of that amount necessary to pay in full the Face Amount of Commercial Paper Notes Outstanding. Any successor Depositary shall have a participant relationship with DTC at the time that the successor Depositary is appointed if Commercial Paper Notes are then being issued through the DTC Book-Entry System. All Commercial Paper Notes validly authenticated and delivered by you as Depositary pursuant hereto prior to the termination of this Agreement, and the authority granted to and obligations assumed by you hereunder with respect to the payment of such Commercial Paper Notes, shall be valid obligations notwithstanding such termination, and this Agreement shall remain in full force and effect with respect to such Commercial Paper Notes until the same have been paid in full.

         This Agreement may be supplemented, modified or amended if such supplement, modification or amendment is in writing and signed by each of the parties hereto. No supplement, modification or amendment shall adversely affect the rights of owners of Commercial Paper Notes outstanding at that time.

         In acting with respect to the Letter of Credit, and generally in acting under this Agreement, you will be required by the Company and the Bank to perform only such duties as are specifically set forth in (i) this Agreement, (ii) the Letter of Credit itself, and (iii) applicable law as in effect from time to time. You shall not be liable to the Company or the Bank except for gross negligence or willful misconduct in the performance of said duties and obligations. You undertake to perform such duties and only such duties as are specifically set forth in this Agreement and you shall have no fiduciary duties to the owners of Commercial Paper Notes other than as specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against you.

         Except as otherwise provided in Sections 3 and 4 of this Agreement, you may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided that your liabilities or obligations hereunder shall not be reduced by reason thereof.

         You, in your individual or any other capacity, may become the owner or pledgee of Commercial Paper Notes or a participant in the credit provided under the Credit Agreement with the same rights you would have if you were not acting hereunder.

         Until used or applied as herein provided, all monies received by you hereunder shall be held for the purposes for which they were received, but need not be segregated from other funds except to the extent provided herein or required by law. You shall be under no liability for interest on any monies received by you hereunder except such as you may agree with the Company to pay thereon.

         Except as otherwise expressly provided herein, whenever, in the administration of this Agreement, you shall deem it necessary that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of an Authorized Agent of the Company or an Authorized Bank Officer, and such certificate shall be full warranty to you for any action reasonably taken, suffered or omitted under the provisions of this Agreement upon the faith thereof. You may consult with and rely upon the advice of legal counsel.

         Any corporation into which you may be merged or with which you may be consolidated, or any corporation resulting from any merger or consolidation to which you shall be a party, or any corporation succeeding to your business, shall succeed to all your rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         This Agreement shall in all respects be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law.

         You hereby covenant and agree that prior to the date which is ninety-one (91) days after the payment in full of the latest maturing Commercial Paper Note, you will not, in your capacity as Depositary hereunder, institute against, or join any person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

         Subject to the next succeeding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all parties hereto (including the Bank).

         Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions of this
Agreement or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         This Agreement may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         If the foregoing correctly and fully sets forth our agreement with respect to the matters to which it pertains, please sign and return to us the enclosed copies of this letter.


                                      Very truly yours,

                                      HOSOKAWA MICRON INTERNATIONAL INC.


                                      By:
                                         ---------------------------------------
                                         Name:  President
                                         Title:


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title: Vice President

                                      Address:
                                         780 Third Avenue
                                         New York, New York 10017

                                      Attention:
                                                -----------------------------
                                      Telephone:  (212) 826-3830
                                      Telecopier: (212) 826-6612

Accepted and approved as of
December 16, 1991


THE BANK OF TOKYO TRUST COMPANY


By:
    ---------------------------------------
    Name:
    Title:

Address:
    100 Broadway
    New York, New York  10005

Attention:
          ---------------------------------
Telephone:     212-766-3535
Telecopier:    212-962-5364



         The foregoing Agreement is hereby accepted by the undersigned.


                                      THE MITSUBISHI BANK, LIMITED,
                                      NEW YORK BRANCH


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      Address:
                                          225 Liberty Street
                                          Two World Financial Center
                                          New York, New York 10281

                                      Attention:_____________________
                                      Telephone:  (212) 667-2500
                                      Telecopier: (212) 667-3550

                      EXHIBIT A TO THE DEPOSITARY AGREEMENT

                          COMMERCIAL PAPER MASTER NOTE

                       HOSOKAWA MICRON INTERNATIONAL INC.


December 16, 1991

HOSOKAWA MICRON INTERNATIONAL INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Company, which records are reflected on a schedule attached hereto and made a part hereof and are maintained by The Bank of Tokyo Trust Company (the "Depositary"), the principal amount for each such obligation. Payment shall be made by wire transfer to the registered owner from the Depositary without the necessity of presentation and surrender of this Master Note.

This Master Note has been issued in accordance with a Letter of Credit Agreement dated as of December 16, 1991, as from time to time amended, between the Company and The Mitsubishi Bank, Limited, New York Branch (the "Bank"), and is entitled to the benefit of an Irrevocable Letter of Credit (the "Letter of Credit") issued by the Bank pursuant to said Letter of Credit Agreement, provided that payment is requested from the Depositary not later than 5:00 p.m., New York time, on the fifteenth day after the maturity date of each obligation (or, if such fifteenth day is not a Business day, on the next succeeding Business Day). As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banks are authorized or required by law to close in New York.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS
             OF THIS MASTER NOTE SET FORTH ON THE NEXT PAGE HEREOF.

This Master Note is a valid and binding obligation of the Company.


                                       HOSOKAWA MICRON INTERNATIONAL INC.


                                       By:
                                          --------------------------------------
                                           (Authorized Officer's Signature)

             At the request of the registered owner, the Company shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations which are evidenced thereby shall no longer be evidenced by this Master Note.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights hereunder, hereby irrevocably constituting and appointing _____________________ Attorney to transfer said Master Note on the books of the Company with full power of substitution in the premises.


Dated:                                  ----------------------------------------
                                                     (Signature)

Signature(s) Guaranteed:
                                        NOTICE: The signature of this assignment
                                        must   correspond   with  the  names  as
                                        written  upon  the  face of this  Master
                                        Note,  in  every   particular,   without
                                        alteration or enlargement or any change whatsoever.


--------------------------------------------------------------------------------
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   Schedule to
                          Commercial Paper Master Note

          dated December 16, 1991 of Hosokawa Micron International Inc.

  Date of     Face Amount of   CUSIP    Maturity     Date    Amount     Notation
  Issue       Discount Note    Number   Date         Paid    Paid       Made By
  -----       -------------    ------   ----         ----    ----       -------

                     EXHIBIT B TO THE DEPOSITARY AGREEMENT


                                 PROMISSORY NOTE

                       HOSOKAWA MICRON INTERNATIONAL INC.


_____________, 19__                                           New York, New York



     On   ________________,   19__,   for  value   received,   HOSOKAWA   MICRON
INTERNATIONAL INC. (the "Company") promises to pay to the order of BEARER the sum of
dollars

payable at the office of The Bank of Tokyo Trust Company, Corporate Trust Department, 100 Broadway, New York, New York 10005 (the "Depositary"). Payment in respect of this Note shall be made by 5:00 P.M. New York time on any Business Day, provided that this Note is presented for payment not later than 2:00 P.M. New York time on such Business Day. If this Note is presented for payment later than 2:00 P.M. New York time on any Business Day, payment in respect of this Note shall be made on the next succeeding Business Day.

     This Note is entitled to the benefit of an irrevocable letter of credit (the "Letter of Credit") issued to the Depositary for the benefit of the owner hereof by The Mitsubishi Bank, Limited, New York Branch (the "Bank"), pursuant to a certain Letter of Credit Agreement dated as of December 16, 1991 (the "Credit Agreement") between the Company and the Bank, provided that the Depositary makes a demand for payment under the Letter of Credit, and that this
Note is presented to the Depositary for payment, not later than 5:00 P.M. New York time on the fifteenth day after the above-stated maturity date (or, if such day is not a Business Day, not later than 5:00 P.M. New York time on the next succeeding Business Day). As used herein, "Business Day" means a day other than a Saturday or a Sunday or other day on which commercial banks are authorized or required to close in New York City.

     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

      Reference is made to the Credit Agreement and related documents which, as from time to time amended, are on file with the Depositary at its aforesaid office for a statement of the terms upon which the Letter of Credit has been issued and the procedure and conditions governing drawings and the liability of the Bank thereunder.


                                              HOSOKAWA MICRON INTERNATIONAL INC.


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:

COUNTERSIGNED FOR AUTHENTICATION ONLY BY
THE BANK OF TOKYO TRUST COMPANY, AS DEPOSITARY

By:
   -------------------------------------
   Name:
   Title:

THIS NOTE IS NOT VALID FOR ANY PURPOSE UNLESS COUNTERSIGNED BY THE BANK OF TOKYO TRUST COMPANY, AS DEPOSITARY.

                    EXHIBIT C TO LETTER OF CREDIT AGREEMENT

                                 CERTIFICATE OF

                       HOSOKAWA MICRON INTERNATIONAL INC.


The Mitsubishi Bank, Limited
New York Branch
225 Liberty Street
Two World Financial Center
New York, NY  10281


Dear Sir or Madam:

         Hosokawa Micron International Inc. (the "Company") does hereby certify that:

1. as of the date hereof no event has occurred which constitutes, or which with the giving of notice or the passing of time, or both, would constitute an Event of Default under Article 8 of the Letter of Credit Agreement (the "Letter of Credit Agreement") dated as of December __, 1991 between the Company and The Mitsubishi Bank, Limited, New York Branch (the "Bank");

2.      all the  representations  and  warranties  of the Company  contained  in
        Article 4 of the Letter of Credit Agreement and any other document executed and delivered on or before the date hereof in connection therewith were true and correct on the date that they were made and remain true and correct as of the date hereof; and

3. all of the covenants of the Company set forth in the Letter of Credit Agreement have been fully met and performed as of the date hereof.


                                              HOSOKAWA MICRON INTERNATIONAL INC.


                                              By:
                                                 -------------------------------
                                                  Name:
                                                  Title: Senior Vice President
                                                           for Administration

                                                                  Execution Copy


                                    GUARANTY
                                       of
                           HOSOKAWA MICRON CORPORATION


         THIS GUARANTY is made as of the 16th day of December, 1991 by HOSOKAWA MICRON CORPORATION (the "Guarantor"), a corporation organized and existing under the laws of Japan for the benefit of THE MITSUBISHI BANK, LIMITED, NEW YORK BRANCH (the "Bank").

         WHEREAS, pursuant to the Letter of Credit Agreement (the "Letter of Credit Agreement") of even date herewith between the Bank and Hosokawa Micron International Inc. (the "Company"), a subsidiary of the Guarantor, the Bank has agreed to issue in favor of The Bank of Tokyo Trust Company, as fiduciary on behalf of the owners of certain promissory notes to be issued by the Company, a Letter of Credit (the "Letter of Credit") in an aggregate principal amount equal to Seventy-Five Million United States Dollars (US$75,000,000); and

         WHEREAS, it is a condition precedent to the Bank's commitment to issue the Letter of Credit that the Bank shall have received from the Guarantor an irrevocable and continuing guaranty (the "Guaranty") in favor of the Bank securing the due and punctual payment to the Bank of all amounts which may now or hereafter from time to time be owing by the Company to the Bank under the Letter of Credit Agreement.

         NOW THEREFORE, the Guarantor hereby agrees as follows:

1.       GUARANTY.

         To secure the due payment to the Bank of all amounts which may now or hereafter from time to time be owing by the Company to the Bank and to induce the Bank from time to time, in its discretion, to extend or continue credit to the Company under the Letter of Credit Agreement, the Guarantor hereby irrevocably guarantees absolutely and unconditionally, as direct obligor and not merely as a surety, the full and timely payment when due (whether at stated maturity, by acceleration or otherwise) of any and all liabilities of the Company to the Bank arising under the Letter of Credit Agreement and the Letter of Credit (all such liabilities and obligations hereinafter referred to as the "Obligations"). The Guarantor agrees that, with or without notice or demand, the Guarantor shall reimburse the Bank, to the extent that such reimbursement is not made by the Company, for all expenses (including legal fees) incurred by the Bank in connection with any of the Obligations of the Company or the collection thereof.

2.       SCOPE OF GUARANTY.

         This Guaranty is a guaranty of payment and not merely of collection. It is an irrevocable and continuing obligation of the Guarantor and is in addition to and not in substitution for any other guaranties or other security now or hereafter held by the Bank. No invalidity, irregularity or unenforceability of all or any part of the Obligations hereby guaranteed shall affect, impair or be a defense to this Guaranty. The Guarantor hereby consents that from time to time, before or after any default by the Company or any notice of termination hereof, with or without further notice to or assent from the Guarantor, any security at any time held by or available to the Bank for any Obligation of the Company, or any security at any time held by or available to the Bank for any obligation of any person secondarily or otherwise liable for any of the Obligations of the Company, may be exchanged, surrendered or released and any Obligation of the Company, or any of such other person, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and the Bank may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Company, or of any such other person, and may extend further credit in any manner whatsoever to the Company, and generally deal with the Company or any such security or other person as the Bank may see fit; and the Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or dealing.

3.       PAYMENT.

         Upon notice by the Bank to the Guarantor stating that a sum is due to the Bank under this Guaranty, the Guarantor shall immediately pay such sum to the account of the Bank at its office designated above or such other location or account as the Bank may by notice specify. Such notice as between the Bank and the Guarantor shall, except for manifest errors, constitute conclusive evidence of the liability of the Guarantor hereunder. All sums owing to the Bank hereunder shall be paid in United States dollars in immediately available funds free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges, withholdinqs, and all liabilities with respect thereto.

4.       SUBORDINATION.

         The Guarantor hereby waives all rights of subrogation and reimbursement and all rights to enforce any remedy and to participate in any security which the Bank may now or hereafter have against the Company. The Guarantor hereby subordinates its right to receive payment of any amounts which the Company now or hereafter owes the Guarantor to the Bank's right to receive payment in full of all Obligations of the Company.

5.       WAIVER.

         (a) The Guarantor hereby specifically waives (i) notice of acceptance of this Guaranty, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and in giving any notice to or of making any claim or demand hereunder upon the Guarantor; (ii) any rights, whether granted by statute or otherwise, to require the Bank to institute suit against the Company or to exhaust the Bank's rights and remedies against the Company prior to asserting its rights against the Guarantor hereunder, the Guarantor being bound to the full and complete payment and performance of all of the Obligations, whether now existing or hereafter accruing, as fully and completely as if the Obligations were directly owing to the Bank by the Guarantor; and
(iii) any defense arising by reason of any lack of validity of the Obligations or any agreement or instrument relating thereto, by reason of any disability of the Company or any other defense of the Company, by reason of the cessation from any cause whatsoever of the liability of the Company and by reason of any defense that the Bank was to obtain other or further indemnity, guaranty or security for the Obligations.

         (b) The failure or delay of the Bank to require performance by the Guarantor of any provision of this Guaranty or any document, instrument or agreement executed with this Guaranty, or the failure of the Bank to exercise any right, power or privilege shall not affect its right to require performance of such provision unless and until such performance has been waived by the Bank in writing. Each and every right granted to the Bank hereunder or any other document, instrument or agreement delivered hereunder or in connection herewith, or allowed at law or in equity, shall be cumulative and may be exercised from time to time.

6.       REPRESENTATIONS AND WARRANTIES.

         The Guarantor represents and warrants to the Bank that:

         (a) The Guarantor has been duly incorporated and is validly existing and in good standing under the laws of Japan, and the Guarantor has all requisite power and authority to conduct its business, to own its properties and to execute, deliver and perform its obligations under this Guaranty.

         (b) The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action, and does not and will not violate any provision of any law or regulation, or contractual or corporate restriction binding on the Guarantor.

         (c) This Guaranty constitutes the legal valid and binding obligation of the Guarantor, enforceable in accordance with its terms.

         (d) Since the date of the financial statements of the Guarantor most recently delivered to the Bank there has been no material adverse change in the financial condition of the Guarantor which would materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

7.       COVENANTS.

         In addition to the other undertakings herein, the Guarantor covenants to the Bank that from the date of this Guaranty until payment in full of all sums guaranteed by the Guarantor hereunder:

         (a) The Guarantor shall maintain its corporate existence in good standing in compliance with all applicable laws, shall maintain the present character of its business and shall conduct its business and operations in accordance with all applicable laws and other governmental directives, guidelines and policies applicable to it, and shall pay all of its indebtedness and perform all of its contractual obligations promptly.

         (b) The Guarantor shall within 120 days after the end of its fiscal year deliver to the Bank a copy of the Guarantor's annual financial statements (including, at least, its audited balance sheet and statement of income) certified by independent public accountants acceptable to the Bank, and shall furnish the Bank within 60 days after the close of each fiscal quarter comparable quarterly financial statements certified by its principal financial officer, and such other information concerning the condition and operations of the Guarantor, financial or otherwise, as the Bank may from time to time reasonably request.

8.       SET-OFF.

         In addition to any rights now or hereafter granted under applicable law, during the continuance of any event of default of any of the Obligations, the Bank is hereby authorized at any time and form time to time, without notice to the Company, or to any other person or entity (any such notice being hereby expressly waived) to set off and to appropriate and apply any and all deposits (general or special, time or demand, matured or unmatured, in whatever currency) and any other indebtedness at any time held by or owing to the Bank against and on account of the Obligations irrespective of whether or not the Bank shall have made any demand hereunder.

9.       AMENDMENTS.

         This Guaranty may be amended only by an instrument in writing which is signed by the Bank and the Guarantor.

10.      GOVERNING LAW.

         This Guaranty shall be governed by and interpreted in accordance with the laws of the State of New York.

11.      SUBMISSION TO JURISDICTION.

         (a) The Guarantor hereby irrevocably consents that any legal action or proceedings against the Guarantor or any of its property arising out of or in any way connected with this Guaranty may be brought in any court of the State of New York or any Federal Court of the United States of America located in the City and State of New York, United States of America, or both, as the Bank may elect, and by execution and delivery of this Guaranty, the Guarantor hereby submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Guarantor at its address set forth in the first paragraph of this Guaranty. The foregoing, however, shall not limit the right of the Bank to serve process in any other manner permitted by law or to bringing any legal action or proceeding or to obtain execution of judgment in any jurisdiction.

         (b) The Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Guaranty in the City and State of New York and hereby further irrevocably waives any right it may now or hereafter have to a trial by jury and hereby further irrevocably waives any claim that the City and State of New York is not a convenient forum for any such suit, action or proceeding.

12.      NOTICES.

         Any notice hereunder shall be in writing and shall be personally delivered or transmitted by postage prepaid registered or certified mail, return receipt requested, addressed to the party receiving such notice at its address set forth on the first page hereof or such other address as a party may by notice specify to the other party. Notices shall be deemed effective on the date of delivery if personally delivered or on the fifth day after mailing if delivered by mail.

13.      SEVERABILITY.

         If any term contained in this Guaranty is invalid, illegal or unenforceable in any respect under any applicable law, the remaining terms hereof shall not in any way be affected or impaired.

14.      BINDING OBLIGATION; ASSIGNMENT.

         This Guaranty shall be binding upon the Guarantor, and the Guarantor's successors and assigns; provided, that the Guarantor shall not assign or transfer any of its obligations hereunder without the prior written consent of the Bank. The Bank may at any time assign or transfer its interest herein and the transferee shall thereupon become vested with all of the rights and powers given to the Bank herein.

         Executed on the date first written above.



                                                  HOSOKAWA MICRON CORPORATION



                                                  By: /s/ [Illegible]
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                                November 1, 1996

The Bank of Tokyo-Mitsubishi, Ltd.
New York Branch
1251 Avenue of the Americas
New York, NY  10020

Re:      HOSOKAWA MICRON INTERNATIONAL INC. COMMERCIAL PAPER PROGRAM

Gentlemen:

         We refer to our guaranty, dated December 16, 1991, in your favor (the "Guaranty") which guarantees the payment when due of all amounts payable by Hosokawa Micron International Inc., a Delaware corporation (the "Company"), to you under the Letter of Credit Agreement, dated as of December 16, 1991, between the Company and you (as amended, the "Credit Agreement").

         We hereby acknowledge that the Letter of Credit issued by you pursuant to the Credit Agreement has been extended and may be further extended from time to time. We hereby agree that the Guaranty will remain in full force and effect, enforceable against us as a guaranty of the payment of all amounts payable by the Company to you under the Credit Agreement, as the same may be amended from time to time (with or without our consent).



                                        Very truly yours,


                                        HOSOKAWA MICRON CORPORATION,
                                        a Japanese corporation


                                        By: /s/ K. Miyoshi
                                        ---------------------------
                                        Name:  K. Miyoshi
                                        Title: Managing Director

================================================================================


                ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

                                     between

                       HOSOKAWA MICRON INTERNATIONAL INC.

                                as Account Party

                                       and

               THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH

                                 as Issuing Bank


                          Dated as of November 14, 1997


================================================================================


                 Relating to Hosokawa Micron International Inc.

                     US$ 75,000,000 Commercial Paper Program


================================================================================

                ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

         ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 14, 1997, between Hosokawa Micron International Inc., a Delaware corporation, having an office at 780 Third Avenue, New York, New York 10017 (the "COMPANY"), and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch, a bank licensed under the laws of the State of New York, having an office at 1251 Avenue of the Americas, New York, New York 10020 (the "BANK").

         The Company and the Bank entered into a certain Letter of Credit Agreement, dated as of December 16, 1991 (the "CREDIT AGREEMENT"), pursuant to which the Bank issued its Irrevocable Letter of Credit No. HK0750 (the "LETTER OF CREDIT"), a direct-draw letter of credit which provides for the repayment of the Company's Commercial Paper Notes (as such term and all other capitalized terms used but not defined herein are defined in the Credit Agreement). Subsequently, the Company and the Bank entered into a certain First Amendment to Letter of Credit Agreement, dated as of November 25, 1992, a certain Second Amendment to Letter of Credit Agreement, dated as of December 16, 1992, a certain Third Amendment to Letter of Credit Agreement, dated as of November 17, 1993, a certain Fourth Amendment to Letter of Credit Agreement, dated as of December 16, 1993, a certain Fifth Amendment to letter of Credit Agreement, dated as of November 1, 1994, a certain Sixth Amendment to Letter of Credit Agreement dated as of December 16, 1994, a certain Seventh Amendment to Letter of Credit Agreement dated as of November 1, 1995, a certain Eighth Amendment to Letter of Credit Agreement dated as of December 15, 1995, a certain Ninth Amendment to Letter of Credit Agreement, dated as of November 1, 1996 and a certain Tenth Amendment to Letter of Credit Agreement, dated as of December 16, 1996 (the "TENTH AMENDMENT"; all of the foregoing amendments are hereinafter referred to each as a "PRIOR AMENDMENT" and collectively as the "PRIOR AMENDMENTS"), pursuant to which the Expiration Date provided for in the Credit Agreement was changed to December 16, 1997. (The Credit Agreement, as amended by the Prior Amendments, is hereinafter referred to as the "AMENDED CREDIT AGREEMENT"). In accordance with the terms of the Amended Credit Agreement, unless the Expiration Date provided therein is changed, the Letter of Credit will expire on December 16, 1997.

         The Company has requested that the Bank extend the Letter of Credit and the Bank has agreed to do so by issuing an eleventh amendment to the Letter of Credit (the "ELEVENTH LETTER OF CREDIT AMENDMENT") which extends the Expiration Date until December 16, 1998.

         Accordingly, the Company and the Bank, intending to be legally bound hereby, hereby agree as follows:

         1. EXPIRATION DATE RE-DEFINED. The first sentence of Section 3.1 of the Amended Credit Agreement is hereby amended and restated in its entirety to read as follows:

         As used herein,  "Expiration  Date" shall mean  December
         16, 1998, which date may be extended by the written agreement of the parties hereto as set forth below or accelerated pursuant to Article 8.

         2. REPRESENTATIONS AND WARRANTIES. As of the date of this Amendment, the Company hereby represents and warrants to the Bank as follows:


              2.1 CORPORATE AUTHORITY VIOLATION OF LAWS, BREACH OF AGREEMENTS. The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the rules and regulations of the SEC), order, writ, judgment, injunction, decree, determination, award or the charter or by-laws of the Company, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or (iii) result in or require the creation or imposition of a mortgage, deed of trust, assignment, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties of the Company. The Company is not in violation of or in default under any such law, regulation, order, writ, judgment, injunction, decree, determination or award, or any such indenture, agreement, lease or instrument, which violation or default would have a materially adverse effect on its financial condition or its ability to perform its obligations under the Financing Documents.

              2.2 GOVERNMENT APPROVALS. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for the valid execution, delivery or performance by the Company of this Amendment or for the issuance or sale of Commercial Paper Notes by the Company subsequent to the date hereof.

              2.3 ACCURACY OF INFORMATION. All information supplied by the Company to the Bank in connection with the transactions contemplated by this Amendment is true, complete and accurate in all material respects and does not omit to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

              2.4 FINANCIAL STATEMENTS. The financial statements of the Company for the year ended September 30, 1997, which have been delivered to the Bank present fairly and accurately, in accordance with generally accepted accounting principles consistently applied, the financial condition of the Company as of the dates thereof and the results of operations and cash flow for the periods then ended. As of the date hereof, there has been no change in the financial condition of the Company which materially adversely affects the financial condition of the Company or the ability of the Company to perform its obligations under the Financing Documents.

              2.5 ORIGINAL REPRESENTATIONS AND WARRANTIES. After giving effect to the provisions of this Amendment, the representations and warranties of the Company set forth in Article 4 of the Credit Agreement and in each of the Prior Amendments remain true and correct as of the date hereof as if such representations and warranties had been made by the Company as of the date hereof.

              2.6 PERFORMANCE OF COVENANTS; NO EVENT OF DEFAULT. As of the date hereof, all of the covenants of the Company set forth in the Amended Credit Agreement have been fully met and performed, and no Event of Default has occurred.

         3. ISSUANCE OF COMMERCIAL PAPER. The Company may issue Commercial Paper Notes in accordance with the terms of the Financial Documents.

         4. ADDITIONAL DOCUMENTS. Simultaneously with the execution of this Amendment, the Company shall deliver to the Bank the following certificates and supporting documents:

         4.1  a  fully   executed   letter   to  the   Depositary
              substantially in the form of EXHIBIT A attached hereto;

         4.2 a good standing certificate for the Company from the Secretary of State of the State of Delaware dated as of a recent date;

         4.3 evidence that the "Prime 1" rating received from Moody's Investors Service, Inc. and the "A-l+" rating received from Standard & Poor's Ratings Group with respect to the Commercial Paper Notes will continue; and

         4.4 such other documents as the Bank or counsel for the Bank may reasonably request.

5.       MISCELLANEOUS.

         5.1 BANK'S COSTS. The Company shall reimburse the Bank for all reasonable costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Bank in connection with the preparation of this Amendment and the documents related hereto and the closing of the transactions contemplated hereby.

         5.2 APPLICABLE LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

         5.3 COUNTERPARTS. This Amendment may be executed in counterparts which, taken together, shall constitute a single document.

         5.4 SEVERABILITY. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         5.5 NO ADDITIONAL AMENDMENTS. Except as amended by Section 1 of this Amendment, the Amended Credit Agreement remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                             HOSOKAWA MICRON INTERNATIONAL INC.


                                             By: /s/ William J. Brennan
                                                -------------------------------
                                                 Name:   William J. Brennan
                                                 Title:  Exec. V.P. & CFO


                                             THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                               NEW YORK BRANCH

                                             By:
                                                -------------------------------
                                                 Name:
                                                 Title:

         IN WITNESS WHEREOF, the Company and the Bank have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                         HOSOKAWA MICRON INTERNATIONAL INC.


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                            NEW YORK BRANCH


                                         By:  /s/  Nobuyuki Hirano
                                            ------------------------------------
                                            Name:  Nobuyuki Nirano
                                            Title: Deputy General Manager

         EXHIBIT A TO ELEVENTH AMENDMENT TO LETTER OF CREDIT AGREEMENT


                             As of November 14, 1997


Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York  10020


Re:      Issuance of Commercial Paper Notes
         For Hosokawa Micron International Inc.
         --------------------------------------


Gentlemen:

         We refer to the Depositary Agreement dated as of December 16, 1991 (the "Depositary Agreement") between you and Hosokawa Micron International Inc., a Delaware corporation (the "Company"), pursuant to which you are acting (i) on the Company's behalf as the issuing and paying agent and the depositary in connection with the sale from time to time of the Company's commercial paper notes and (ii) as the depositary of and the drawing agent under a letter of credit (as amended from time to time, the "Letter of Credit") issued by us pursuant to the Letter of Credit Agreement dated as of December 16, 1991 (as amended, the "Letter of Credit Agreement") between the Company and us.

         Please note that, as of the date hereof, pursuant to the terms of the Eleventh Amendment to Letter of Credit Agreement between the Company and the undersigned, the "Expiration Date" referred to in the Letter of Credit Agreement and in the Depositary Agreement is December 16, 1998, and the undersigned has amended the Letter of Credit to reflect the same.

         Please confirm by signing and returning to us a copy of this letter that you acknowledge the extension of the Letter of Credit and that the Depositary Agreement shall remain in full force and effect.

                                             Sincerely yours,


                                             THE BANK OF TOKYO-MITSUBISHI, LTD.
                                             NEW YORK BRANCH


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

ACKNOWLEDGED:

HOSOKAWA MICRON INTERNATIONAL INC.


By:  ---------------------------------
     Name:
     Title:


BANK OF TOKYO-MITSUBISHI TRUST COMPANY


By:  ---------------------------------
     Name:
     Title:

                    [LETTERHEAD OF BANK OF TOKYO-MITSUBISHI]


                ELEVENTH AMENDMENT TO LETTER OF CREDIT NO. HK0750

                                November 14, 1997



Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York 10020


Re:      Hosokawa Micron International Inc.
         Commercial Paper Program
         ----------------------------------


Gentlemen:

         We refer to our Irrevocable Letter of Credit No. HK0750, dated December 16, 1991, as amended by the Amendment to Letter of Credit No. HK0750 dated November 25, 1992, the Second Amendment to Letter of Credit No. HK0750 dated
December 16,  1992,  the Third  Amendment  to Letter of Credit No.  HK0750 dated
November 17,  1993,  the Fourth  Amendment to Letter of Credit No.  HK0750 dated
December 16, 1993, the Fifth Amendment to Letter of Credit No. HK0750 dated November 1, 1994, the Sixth Amendment to Letter of Credit No. HK0750 dated December 16, 1994, the Seventh Amendment to Letter of Credit No. HK0750 dated November 1, 1995, the Eighth Amendment to Letter of Credit No. HK0750 dated December 15, 1995, the Ninth Amendment to Letter of Credit No. HK0750 dated
November 1, 1996 and the Tenth Amendment to Letter of Credit No. HK0750 dated December 16, 1996 (the "LETTER OF CREDIT"), in your favor as fiduciary on behalf of the owners from time to time of certain promissory notes of Hosokawa Micron International Inc., a Delaware corporation (the "COMPANY"), in an aggregate amount equal to Seventy-Five Million United States Dollars (U.S.$ 75,000,000).

         All capitalized terms used but not defined in this Amendment shall have the respective meanings set forth in the Letter of Credit.

         We hereby amend the Letter of Credit by substituting for the last sentence of the first full paragraph on page 3 thereof the following:

         In no event shall this Letter of Credit
         remain in effect after 5:00 P.M. New York time on December 16, 1998.


         This Eleventh Amendment to Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UNIFORM CUSTOMS"), and shall, as to matters not governed by the Uniform Customs, be governed and construed in accordance with the laws of the State of New York.

         Except as amended above, the Letter of Credit remains in full force and effect and is not otherwise modified or amended.



                                        Very truly yours,

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.
                                        NEW YORK BRANCH


                                        By: /s/ Nobuyuki Hirano
                                           -------------------------------------
                                           Name:   Nobuyuki Hirano
                                           Title:  Deputy General Manager

                             As of November 14, 1997



Bank of Tokyo-Mitsubishi Trust Company
1251 Avenue of the Americas
New York, New York  10020


          Re:      Issuance of Commercial Paper Notes
                   for Hosokawa Micron International Inc.
                   --------------------------------------


Gentlemen:

         We refer to the Depositary Agreement dated as of December 16, 1991 (the "DEPOSITARY AGREEMENT") between you and Hosokawa Micron International Inc., a Delaware corporation (the "COMPANY"), pursuant to which you are acting (i) on the Company's behalf as the issuing and paying agent and the depositary in connection with the sale from time to time of the Company's commercial paper notes and (ii) as the depositary of and the drawing agent under a letter of credit (as amended from time to time, the "LETTER OF CREDIT") issued by us pursuant to the Letter of Credit Agreement dated as of December 16, 1991 (as amended, the "LETTER OF CREDIT AGREEMENT") between the Company and us.

         Please note that, as of the date hereof, pursuant to the terms of the Eleventh Amendment to Letter of Credit Agreement between the Company and the undersigned, the "Expiration Date" referred to in the Letter of Credit Agreement and in the Depositary Agreement is December 16, 1998, and the undersigned has amended the Letter of Credit to reflect the same.

         Please confirm by signing and returning to us a copy of this letter that you acknowledge the extension of the Letter of Credit and that the Depositary Agreement shall remain in full force and effect.

                                        Sincerely yours,

                                        BANK OF TOKYO-MITSUBISHI, LTD.
                                        NEW YORK BRANCH

                                        By: /s/ Nobuyuki Hirano
                                           -------------------------------------
                                           Name:   Nobuyuki Hirano
                                           Title:  Deputy General Manager

ACKNOWLEDGED:

HOSOKAWA MICRON INTERNATIONAL INC.

By: /s/ William J. Brennan
   ----------------------------
Name:   William J. Brennan
Title:  Exec. V.P. & CFO


THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By: /s/ Donna Marie White
-------------------------------
Name: D. WHITE
Title: TRUST OFFICER

                          DEPOSITARY'S ACKNOWLEDGEMENT
              OF RECEIPT OF ELEVENTH AMENDMENT TO LETTER OF CREDIT



         Bank of Tokyo-Mitsubishi Trust Company ("BTMTC") hereby acknowledges that BTMTC, the Depositary under the Depositary Agreement, dated as of December 16, 1991, between BTMTC and Hosokawa Micron International Inc., a Delaware corporation, has received the Eleventh Amendment to Letter of Credit No. HK0750 (the "Amendment") of The Bank of Tokyo-Mitsubishi, Ltd., New York Branch (the "Bank"), a copy of which is attached hereto. BTMTC further acknowledges that it will attach the Amendment to, and treat the Amendment as a part of, the original Letter of Credit No. HK0750 of the Bank.



                              BANK OF TOKYO-MITSUBISHI
                              TRUST COMPANY


                              By: /s/ Donna Marie White
                                 ---------------------------------
                              Name:    D. WHITE
                              Title:   TRUST OFFICER


                              Dated:  November 14, 1997

ANNEX A

                                COMMERCIAL PAPER
                              CERTIFICATE AGREEMENT

Agreement made this 26th day of JUNE, 1991 between The Depository Trust Company ("DTC") and THE BANK OF TOKYO TRUST COMPANY (the "Custodian");

Whereas, the Custodian perform as, as agent of the issuers, certain paying agency functions with respect to one or more issues of commercial paper notes issued under the commercial paper programs listed on EXHIBIT A, as it may be amended in writing from time to time by the parties (the "Notes") and;

Whereas, in order to enhance the efficiency of the processes for issuing and redeeming such Notes the Custodian has agreed to act as custodian of Master Note Certificates registered in the name of DTC's nominee, Cede & Co., evidencing the Notes (the "Note Certificates") and has established procedures to perform the services hereinafter set forth.

                                   WITNESSETH:

In consideration of the covenants herein contained the parties agree:

     1. Custodian will assure that each Note Certificate held pursuant to this agreement shall be in registered form registered in the name of Cede & Co. and shall bear the following legend:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

     Custodian agrees that the foregoing provisions of this paragraph constitute as to the Custodian, a timely written notice of an adverse claim by DTC as to each such Note Certificate regardless of whether the legend actually appears thereon.

     2. Subsequent to the issuance of Note Certificates, Custodian shall hold the Note Certificates awaiting DTC's instructions. On receipt of instructions from DTC and except as hereinafter provided, the Custodian will deliver to DTC any or all Notes or Note Certificates held for DTC in accordance with such instructions.

     3. Custodian shall confirm to DTC the amount of Notes evidenced by each Note Certificate on a daily basis.

     4. As between DTC and Custodian, including, without limitation, its creditors, lien holders and pledgees, the Notes evidenced by a Note
     Certificate and such Note Certificate shall be deemed to be the sole property of DTC. Custodian shall not by reason of any provision of this Agreement or the delivery to it of Notes in connection with their issuances obtain any legal or equitable right, title or interest in or to Notes evidenced by such Note Certificate.

     5. Custodian shall itself at all times hold all Note Certificates in one of its secured areas.

     6(a) Notwithstanding any event whatsoever, other than an event described in subparagraph (b) of this paragraph or in the proviso to paragraph 8 hereof, Custodian shall, upon the request of DTC, deliver to or make available for pick-up by DTC any or all Notes or Note Certificates within 24 hours after receipt of such request, except that Custodian shall not be required hereby to deliver or make available Notes or Note Certificates for pick-up by DTC on a day that Custodian is not open for business.

     (b) Custodian shall notify DTC immediately after it determines that any Note Certificate received by it from the issuer, deliverable by it to DTC, or held by it pursuant to the provisions of this Agreement has been lost, apparently destroyed or wrongfully taken or is unaccounted for by Custodian ("Missing Security"). After such notification DTC and Custodian shall seek to obtain the replacement thereof in accordance with the custom and usage of the financial industry, and the course of dealing between the Custodian and DTC, in accordance with applicable law.

     7. Custodian represents and warrants that it is insured under an insurance policy in the form of Financial Institution Bond Standard Form 24, or similar coverage, in the maximum amount of $35 MILLION which insurance covers any Notes held by Custodian on behalf of DTC under this Agreement. Custodian has delivered to DTC a writing signed by its insurance broker or agent which evidences the existence of such insurance coverage in such amount, and Custodian covenants and agrees to maintain at its expense such insurance (or a comparable plan of insurance) in no less amount and with like coverage during the term of this Agreement, subject to its right to cancel, decrease or limit the same. Custodian will notify DTC promptly of any material changes in such insurance coverage. Custodian shall prior to the first anniversary of the date of this Agreement and prior to each succeeding anniversary of this Agreement during its term deliver to DTC a writing signed by its insurance broker or agent which shall evidence the amount and coverage of Custodian's insurance and shall state whether or not such insurance is equivalent to Financial Institution Bond Standard Form
     24. Custodian agrees that whenever Custodian ships Notes or Note Certificates to DTC, Custodian will either provide adequate insurance coverage or require such coverage from the carrier of the Notes or Note Certificates, such coverage to cover losses of Notes or Note Certificates while in transit and until received. Custodian shall, at DTC's request, furnish DTC with documentation evidencing the amount and coverage of the insurance provided by Custodian for any such shipment of Notes or Note Certificates.

     8. Custodian agrees that it shall not for any reason, including the assertion of any claim, right or lien of any kind, refuse or refrain from delivering any Notes or Note Certificates to or as directed by DTC in accordance with the terms of this Agreement: provided, however, that if Custodian shall be served with a notice of levy, seizure or similar notice, or order or judgment, issued or directed by a governmental agency or court, or an officer thereof, having jurisdiction over Custodian, which on its face affects Notes evidenced by Note Certificates in the possession of Custodian pursuant to the provisions hereof, Custodian may, pending further direction of such governmental agency or court, refuse or refrain from delivery or making available to DTC in contravention of such notice or levy, seizure or similar notice or order of judgment, Notes not greater in amount than the Notes which are affected by such notice of levy, seizure or similar notice, or order or judgment on the face thereof.

     9. Custodian may act relative to this Agreement in reliance upon advice of counsel in reference to any matters connected with its duties under this Agreement, and shall not be liable for any mistake of fact or error of judgment, or for any acts or omissions to act of any kind, unless caused by its own negligence.

     10. Custodian may at any time, without any resulting liability to itself, act under this Agreement in reliance upon the signature of any person which it reasonably believes has authority to act for DTC with respect to this Agreement, but Custodian shall not be required so to act, and may in its discretion at any time require such evidence of the authenticity of such signature and of the authority of the person acting for DTC as may be satisfactory to Custodian.

     11. So long as this Agreement remains in effect as to any issue of Notes, Custodian will furnish to DTC as soon as available a copy of any report on the adequacy of Custodian's internal accounting control procedures relating to the safeguarding of securities in its custody prepared for any regulatory agency by Custodian's independent outside auditor.

     12. This Agreement may be terminated by either party upon ten business days' written notice to the other party. In the event of the termination of this Agreement or the termination hereunder of this Agreement as to issues of Notes evidenced by specific Note Certificates, it shall be deemed that Custodian has received as of the time of such termination a request by DTC within the meaning of paragraph 6(a) with regard to (i) all Notes or Note Certificates subject hereto if this Agreement is terminated or (ii) the specific Notes or Notes Certificates in respect of which this Agreement shall terminate.

     13. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     14. All notices, instructions, requests and other communications required or contemplated by this Agreement shall be in writing, shall be delivered by hand or sent, postage prepaid, by certified or registered mail, return receipt requested, and shall be addressed to Custodian at 100 BROADWAY, NY, NY 10005 Attn: JOE BUGAY, and to DTC at 55 Water Street, New York, New York 10041, Attn: General Counsel. Notice given as aforesaid shall be deemed given upon the receipt thereof. Either of the parties may change the address to which notices shall be sent upon notice to the other in the manner hereinabove provided.

     15.(a) Custodian agrees to indemnify and hold harmless DTC from and against any and all losses, liabilities, claims, penalties, charges and expenses (including reasonable counsel fees and expenses) suffered or incurred by or asserted or assessed against DTC by reason of Custodian's negligent action or negligent failure to act: provided, however, that should Custodian be held to be negligent hereunder and should DTC be held to have been contributorily negligent in connection therewith, then the aforementioned liability shall be shared between Custodian and DTC in such proportion as may be set forth in any decision of a court or other tribunal having jurisdiction, unless Custodian and DTC shall agree in writing to share such liability in a different proportion.

     (b) DTC agrees to indemnify and hold harmless Custodian from and against any and all losses, liabilities, claims, taxes, assessments, penalties, charges and expenses (including reasonable counsel fees and expenses) suffered or incurred by or asserted or assessed against Custodian as a result of any action pursuant to this Agreement or following the instructions of DTC in connection with the performance of its duties under this Agreement where Custodian has acted in good faith without negligence.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     THE BANK OF TOKYO TRUST COMPANY     THE DEPOSITORY TRUST COMPANY

     By: /s/ [Illegible]                  By: /s/ [Illegible]
        ------------------------------      -------------------------------


             VICE PRESIDENT
        ------------------------------      -------------------------------
                  TITLE                                   TITLE

             JUNE 26, 1991                           JULY 10, 1991
        ------------------------------      -------------------------------
                  DATE                                    DATE

         /s/ [Illegible]                      /s/ [Illegible]
        ------------------------------      -------------------------------
             VICE PRESIDENT                               ATTEST

                                                                  EXECUTION COPY

                          DIRECT DRAW LETTER OF CREDIT


                                December 16, 1991

                     Irrevocable Letter of Credit No. HKO750


The Bank of Tokyo Trust Company
100 Broadway
New York, New York  10005


Gentlemen:

At the request and for the account of Hosokawa Micron International Inc., a Delaware corporation (the "Company"), we hereby establish in your favor, as fiduciary on behalf of the owners from time to time of certain promissory notes of the Company referred to below (the "COMMERCIAL PAPER NOTES"), this irrevocable Letter of Credit in an aggregate amount equal to Seventy-Five Million United States Dollars (U.S.$75,000,O00) available from time to time in amounts equal to the face amount of maturing Commercial Paper Notes identified on the records of the book-entry system maintained by The Depository Trust Company ("DTC") or authenticated for delivered by you to purchasers pursuant to a certain Depositary Agreement (the "DEPOSITARY AGREEMENT") dated as of December 16, 1991 among the Company, The Mitsubishi Bank, Limited, New York Branch (the "Bank"), and you (the "Depositary").

     Demand for a drawing hereunder (i) may be made by you on or after the maturity date of any Commercial Paper Note and prior to the expiration of this Letter of Credit with respect to such Commercial Paper Note as herein provided and (ii) shall be made by you prior to the maturity date of such Commercial Paper Note upon notice from the Bank stating that an "Event of Default" has occurred under the Letter of Credit Agreement referred to in the Depositary Agreement (the "CREDIT AGREEMENT"), and directing you to make a drawing in respect of all Commercial Paper Notes not yet matured. Such drawings shall be made by delivering or transmitting interested telex or telecopier to the Bank, at 225 Liberty Street, Two World Financial Center, New York, New York 10281,
Attention: Business Development Department/Letter of Credit No. HK0750, Telex on the form of Annex 1 hereto, with the blanks appropriately completed. In the event of a drawing made by tested telex or telecopier, you shall immediately confirm receipt of the telex or telecopy by telephone.

We hereby agree to honor each such demand drawn under and in full compliance with this Letter of Credit, provided that such demand is delivered to us not later than 5:00 P.M. New York time on the fifteenth day after the maturity date of any such Commercial paper Note (or if such day is not a Business Day, on the first Business Day thereafter) (the date of delivery of such demand being the "DRAWING DATE") by, unless other arrangements satisfactory to you have been made for making Bank funds available to honor such drawing, transferring in immediately available Bank funds the amount demanded to the Special Account maintained by you pursuant to the Depositary Agreement not later than 2:00 P.M. New York time on the maturity date of any such Commercial Paper Note (or if such day is not a Business Day, on the first Business Day thereafter) if such demand is received by us by 11:00 A.M. New York time on the Maturity date, or, if such demand is received by us after 11:00 A.M. New York time on the maturity date, then not later than 2:00 P.M. New York time on the next Business Day after the Drawing Date. Upon any payment under this Letter of Credit, the amount of this Letter of Credit shall be reduced in an amount equal to such payment. Upon (i) reimbursement to the Bank of such payment on the date of such payment, (ii) the repayment of any "Unreimbursed Drawing" referred to in the Credit Agreement arising from such payment, or (iii) the assignment to the Bank of the proceeds from the sale of such newly issued Commercial Paper Notes on the date of such payment, the amount by which this Letter of Credit was so reduced shall, unless the Bank theretofore notifies you to the contrary, be automatically reinstated, in the case of (i) or (ii) above, by the amount of such reimbursement or repayment (except that the aggregate amount of such increases shall not exceed the amount of such payment under this Letter of Credit) and, in the case of
(iii) above, by the face amount of the Commercial Paper Notes the proceeds of which have been assigned to the Bank; PROVIDED, HOWEVER, that, in the case of an automatic reinstatement the amount of this Letter of Credit following an assignment of the proceeds from the sale of Commercial Paper Notes as described in (iii) above, any repayment or reimbursement to the Bank in respect of a "Discount" as referred to in the Credit Agreement on Commercial Paper Notes shall not increase the amount of this Letter of Credit. No amendment of this Letter of Credit shall be necessary to effect any such reduction or increase.

     All payments made by us under this Letter of Credit shall be paid out of our general funds, and no payments under this Letter of edit shall in any way be contingent upon or drawn from amounts on deposit in any account maintained by the Company with you or paid out of proceeds of Commercial Paper Notes.

     It is understood and agreed that the provisions of this Letter of Credit are intended to provide for payment of the Commercial Paper Notes at their maturity. Accordingly, in actions taken by you as beneficiary of the Letter of Credit you shall not be acting as an agent of the Company but exclusively as fiduciary on behalf of the holders of Commercial Paper Notes.

     This Letter of Credit shall expire with respect to each commercial Paper Note authenticated and delivered or identified on the records of DTC's book-entry system pursuant to the Depositary Agreement at the earlier of (i) payment of such Commercial Paper Note, or (ii) 5:00 P.M. New York time on the fifteenth day after the maturity date of such Commercial Paper Note (or, if such day is not a Business Day, the first Business Day thereafter). In no event shall this Letter of Credit remain in effect after 5:00 P.M. New York time on December 16, 1992.

     This Letter of Credit sets forth in full the terms of our undertaking and this undertaking shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to herein or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate by reference any such document, instrument or agreement.

     As used herein, "Business Day" means a day other than a Saturday, a Sunday or other day on which commercial banks are authorized or required to close in New York City.

     Except as otherwise expressly stated herein, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce, Publication No. 400 (the "UCP"), as the same may be amended or supplemented from time to time. This Letter of Credit shall be deemed a contract made under the laws of the State of New York and shall, to the extent not inconsistent with the UCP, be governed and construed in accordance with such laws without regard to principles of conflicts of law.

     This Letter of Credit may not be transferred.



                                             Very truly yours,


                                             THE MITSUBISHI BANK, LIMITED,
                                             NEW YORK BRANCH


                                             By: /s/ Hirichi Jinza
                                                --------------------------------
                                             Name:   Hirschi Jinza
                                             Title:  Vice President & Manager

                          ANNEX 1 TO LETTER OF CREDIT


                 DRAWING UNDER LETTER OF CREDIT NO. [________]
                                      FROM
                 THE MITSUBISHI BANK, LIMITED, NEW YORK BRANCH

                            [________________, 19__]

To:      The Mitsubishi Bank, Limited
         New York Branch
         225 Liberty Street
         Two World Financial Center
         New York, New York  10281

Re:      HOSOKAWA MICRON INTERNATIONAL INC. COMMERCIAL PAPER PROGRAM

FOR THE URGENT ATTENTION OF:  [Business Development Department]


Gentlemen:


         1. The undersigned, acting on behalf of the holder or holders of the below-mentioned Commercial Paper Note or Commercial Paper Notes, is making demand for payment of the amount stated in paragraph 4 hereof under the captioned letter of credit (the "Letter of Credit") to pay the face amount of such Commercial Paper or Commercial Paper Notes.

         2. The face amounts and maturity dates of all such Commercial Paper Notes are as follows:

                              Aggregate
     Commercial Paper            Face                   Maturity
         Note No.               Amount                    Date
         --------               ------                    ----

         3. Each such Commercial Paper Note was authenticated and delivered by us or recorded pursuant to our issuance instructions to DTC in DTC's book-entry system pursuant to the Depositary Agreement and has not been the subject of any previous drawing by us under the Letter of Credit.

         4. The aggregate amount required to be drawn under the Letter of Credit to pay in full the face amount of each such Commercial Paper Note specified in paragraph 2 hereof is [_______] U.S. dollars (US$____________).

         5. Upon receipt of the amount  demanded in paragraph 4 hereof,  we will
(i) deposit the same in the Special Account maintained by us pursuant to the Depositary Agreement and apply the same to the payment of matured Commercial Paper Notes, (ii) not deposit any portion of said amount in any other account maintained by us by or for the account of the Company or use any portion of said amount for any purpose other than payment of Commercial Paper Notes, and (iii) when Certificated Notes (as defined in the Depositary Agreement) are presented for payment and paid by us, transmit such matured Commercial Paper Notes to the Company with a copy to you.


         All terms used herein which are defined in the Letter of Credit have the same meanings when used herein.


                                        Very truly yours,

                                        THE BANK OF TOKYO TRUST COMPANY



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                  Execution Copy

                          COMMERCIAL PAPER MASTER NOTE

                       HOSOKAWA MICRON INTERNATIONAL INC.


December 16, 1991

HOSOKAWA MICRON INTERNATIONAL INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Company, which records are reflected on a schedule attached hereto and made a part hereof and are maintained by The Bank of Tokyo Trust Company (the "Depositary"), the principal amount for each such obligation. Payment shall be made by wire transfer to the registered owner from the Depositary without the necessity of presentation and surrender of this Master Note.

This Master Note has been issued in accordance with a Letter of Credit Agreement dated as of December 16, 1991, as from time to time amended, between the Company and The Mitsubishi Bank, Limited, New York Branch (the "Bank"), and is entitled to the benefit of an Irrevocable Letter of Credit (the "Letter of Credit") issued by the Bank pursuant to said Letter of Credit Agreement, provided that payment is requested from the Depositary not later than 5:00 p.m., New York time, on the fifteenth day after the maturity date of each obligation (or, if such fifteenth day is not a Business day, on the next succeeding Business Day). As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banks are authorized or required by law to close in New York.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS
             OF THIS MASTER NOTE SET FORTH ON THE NEXT PAGE HEREOF.

This Master Note is a valid and binding obligation of the Company.


                                              HOSOKAWA MICRON INTERNATIONAL INC.


By: /s/ William J. Brennan                    By: /s/  Isao Sato
   ---------------------------------            --------------------------------
   (Authorized Officer's Signature)             (Authorized Officer's Signature)

At the request of the registered owner, the Company shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations are evidenced thereby shall no longer be evidenced by this Master Note.

--------------------------------------------------------------------------------
FOR VALUE RECEIVED, the undersigned hereby sells,  assigns and transfers unto

--------------------------------------------------------------------------------
(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights hereunder, hereby irrevocably constituting and appointing _____________________ Attorney to transfer said Master Note on the books of the Company with full power of substitution in the premises.


Dated:                                      ------------------------------------
                                                      (Signature)

Signature(s) Guaranteed:
                                            NOTICE:   The   signature   of  this
                                            assignment  must correspond with the
                                            names  as  written  upon the face of
                                            this   Master    Note,    in   every
                                            particular,  without  alteration  or
                                            enlargement     or    any     change
                                            whatsoever.

--------------------------------------------------------------------------------
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   Schedule to
                          Commercial Paper Master Note

         dated December 16, 1991 of Hosokawa Micron International Inc.



   Date of   Face Amount of    CUSIP    Maturity  Date     Amount   Notation
    Issue    Discount Note     Number   Date      Paid     Paid     Made by
    -----    -------------     ------   ----      ----     ----     -------

                                                               Execution Version

                        COMMERCIAL PAPER DEALER AGREEMENT



                                                               December 16, 1991

Merrill Lynch Money Markets Inc.
Merrill Lynch World Headquarters
World Financial Center - North Tower
250 Vesey Street - 23rd Floor
New York, New York  10281-1218


Gentlemen:

         This letter agreement (the "Agreement") sets forth our understanding of the basis on which Merrill Lynch Money Markets Inc. ("MLMMI") proposes to work with Hosokawa Micron International Inc. (the "Company") in connection with the issuance and sale by the Company of its short-term promissory notes (the "Notes") in the United States commercial paper market. While (i) the Company shall have no obligation to issue or sell the Notes to, or arrange sales of Notes through, MLMMI and (ii) MLMMI shall have no obligation to purchase the Notes from, or arrange sales of Notes for, the Company, the Company has requested MLMMI to act as commercial paper dealer therefor and MLMMI has indicated its willingness to do so on the terms and conditions contained herein.


         1. The Notes will be supported by an irrevocable letter of credit (the "Letter of Credit") issued by The Mitsubishi Bank, Limited, New York Branch (the "Bank") pursuant to a Credit Agreement dated as of December 16, 1991 on the Company, the Participants thereto and the Bank (as from time to time amended, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby repeats and reaffirms for the benefit of MLMMI the Company's representations, warranties and covenants contained in the Credit Agreement. The Company agrees to notify MLMMI of any event or events which might result in the suspension of the Letter of Credit or in termination or reduction of the commitment of the Bank to maintain the Letter of Credit under the Credit Agreement.

Prior to the initial purchase or placement by MLMMI of Notes hereunder, MLMMI shall have received such opinion(s) of counsel as it may reasonably request.

         2. The Notes will be issued in such face or principal amounts (but not less than $100,000 each), will have such maturities (not in excess of 270 days from the date of issuance exclusive of days of grace), will bear such interest rates (if interest-bearing), or will be sold at such discounts, if any, from their face amounts, as shall be mutually agreed to by the Company and MLMMI at the time of each proposed purchase or placement.

         3. (a) On the date of a proposed issuance of Notes, MLMMI shall confer with the Company as to the face or principal amounts, maturities and denominations thereof, the applicable interest rates or the discounts from the face amounts, at which the Notes are to be issued.

         (b) When agreement is reached on the foregoing, the Company will instruct The Bank of Tokyo Trust Company (the "Depositary") or another issuing agent designated by the Company in a written notice to MLMMI, to deliver executed and countersigned Notes issued in the form attached to the Depositary Agreement as Annex I, to Merrill Lynch Money Markets Operations, One Liberty Plaza, 165 Broadway, Fourth Floor, New York, New York 10080, prior to 2:15 p.m., New York City time, on the date of issuance. Following MLMMI's receipt of duly and properly completed Notes, MLMMI or its agent will transfer by the close of business on such day immediately available funds to the Depositary in an amount equal to the net proceeds of the Notes.

         (c) If the Notes are issued in the form attached to the Depositary Agreement as Annex II, payment for, and delivery of, the Notes will be made in accordance with (i) a letter agreement among the Company, The Depository Trust Company ("DTC") and those certain DTC participants acting as the Company's issuing and paying agents, in such form that is reasonably acceptable to MLMMI,
(ii) the related certificate agreement between DTC and that certain DTC and participant who is the Company's paying agent.

         4. If MLMMI and the Company, in accordance with Section 3 above, agree upon the sale of Notes to or through M1MI shall be entitled to compensation in the form of a discount to be applied to the face or principal amount of the Notes sold at such rate per annum as the Company and MLMMI shall from time to time agree.

         5. The Company understands that, in connection with the sale of the Notes, one or more of the following relating to the Company, its affiliates and the Bank may be prepared: (a) annual information reports, (b) interim information reports, (c) summary reports for inclusion in MLMMI's Commercial Paper Digests, and (d) other reports or offering materials (all of the foregoing being hereinafter called the "Offering Materials"), which are distributed to MLMMI account executives and/or to purchasers and prospective purchasers of the Notes. The Offering Materials will state, and MLMMI hereby agrees, that the Company has not authorized any party including MLMMI to give any information or to make any representation other than those contained in the Offering Materials. To provide a basis for the preparation of the Offering Materials and to assist MLMMI's normal credit review procedures, the Company shall provide MLMMI with copies of its and its affiliates' publicly available recent reports, including any filings or reports provided to their respective shareholders, any national securities exchanges or any rating agency and any information generally supplied in writing to security analysts. In addition, the Company will request the Bank to provide MLMMI with copies of the following documents: the Bank's fiscal year end financial statements for its last three years and any interim financial reports prepared subsequent to its most recent fiscal year end, all reports hereafter filed by the Bank with the Board of Governors of the Federal Reserve System and any filings or reports provided by the Bank to its shareholders, any national Securities exchange or any rating agency, together with a Summary of the material differences, if any, in accounting practices applicable to the Bank and generally accepted accounting principles applicable to United States banks. In addition, the Company will provide MLMMI and will request the Bank to provide to MLMMI any other information that MLMMI reasonably requests for the purpose of the on-going credit review of the Company and the Bank.

         6. MLMMI agrees to furnish all Offering Materials the Company and the Bank for their written approval prior the use thereof in offering the Notes. No other written information, circulars or statements will be distributed by MLMMI. If, at any time during the term of this Agreement, Company becomes aware of any event that occurs or circumstances that exist as a result of which any then current Offering Material would include an untrue statement or omission, the Company will promptly notify MLMMI and provide to MLMMI or request the Bank to provide to MLMMI revised information that corrects such untrue statement or omission provided, however that the obligation of the Company to notify MLMMI of any event or circumstance of which the Company becomes aware relating to the Bank shall not create any affirmative duty or obligation on the Company to monitor the activities or performance of the Bank. The Company agrees that MLMMI's acting as a dealer for the Notes is conditioned upon its being able to provide such Offering Materials to purchasers or potential purchasers as MLMMI deems appropriate.

         7. The Company represents that (a) the issue and sale of the Notes is duly authorized, (b) upon issuance, the Notes will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 3(a)(2) thereof, (c) upon issuance and payment therefor in accordance with this Agreement, the Notes will be the legal, valid, binding and enforceable obligations of the Company, and (d) the Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8. Each sale of Notes by the Company hereunder shall be deemed to be a representation by it that:

         (a) the representations, warranties and covenants of the Company contained or incorporated in this Agreement pursuant to
     Section 1, Section 6 and Section 7 of this Agreement, are true and correct on and as of the date of such sale; and

         (b) no event has occurred and is continuing, would result from such sale, which constitutes or would constitute an event of default, or which would constitute an event of default but for the requirement that notice be given or time elapse or both, under any of the Company's indebtedness for money borrowed, obligations as lessee under capital leases or under any guarantees by the Company of such indebtedness or capital lease obligations.

         9. (a) The Company will indemnify and hold harmless MLMMI and any affiliate, director, officer, employee or agent of MLMMI or any individual, corporation, partnership, trust, association or other entity controlling MLMMI or any affiliate, director, officer, employee or agent of MLMMI against any and all liabilities, losses, damages, claims, costs and expenses (including without limitation reasonable fees and disbursements of counsel) (i) arising out of or based upon any allegation that any Offering Material or any information provided by the Company regarding the Company to MLMMI hereunder includes an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) arising out of the breach by the Company of any agreement or representation made or deemed made pursuant to this Agreement, or
(iii) arising out of or related in any way to any obligation, representation or covenant of the Company under the Credit Agreement, the Depositary Agreement or the Letter of Credit or the transactions contemplated thereby. The above indemnification shall not apply to the extent that the liability arises from the inclusion by any indemnified party in any Offering Material that has not been approved by the Company pursuant to Section 6 of this Agreement of an untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (b) MLMMI agrees to indemnify and hold harmless the Company and each person who controls the Company within the meaning of either the Act or the Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, liabilities, claims, damages, penalties, causes Of action, suits, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) to which the Company may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, insofar as such losses, liabilities, claims, damages, penalties, causes of action, suits, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials related to the issuance of the Notes, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in any event only with reference to written information relating to MLMMI in its capacity as agent for the sale of the Notes or MLMMI's activities pursuant to this Agreement furnished to the Company by or on behalf of MLMMI specifically for use in the preparation of the Offering Materials.

         (c) In order to provide for just and equitable contribution in circumstances in which the indemnifications provided for in this Section 9 are for any reason held unenforceable, although applicable in accordance with the terms of this paragraph, the Company, on the one hand, and MLMMI, on the other hand, shall contribute to the aggregate costs of any such claim in the proportion of their respective economic interests. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Company of the Notes sold hereunder and the aggregate commissions and fees earned by MLMMI hereunder.

         10. The Company shall reimburse MLMMI for all of its out-of-pocket expenses related to this Agreement and the transactions contemplated hereby (including but not limited to the printing and distribution of any Offering Material and any advertising expenses) and shall reimburse MLMMI for, or pay directly, the reasonable fees and out-of-pocket expenses of Seward & Kissel, counsel to MLMMI.

         11. All notices required or permitted under the terms and provisions hereof shall be in writing (which shall include electronic transmission) and shall, unless otherwise provided herein, be effective when received at the address specified below or at such other address as shall be specified in a notice furnished hereunder.

         If to the Company:

               Hosokawa Micron International Inc.
               780 Third Avenue
               New York, New York 10017
               Attention:  MANAGER OF FINANCE
               Tel. No. (2l2) 826-3830
               Facsimile No. (212) 826-6612

         If to MLMMI:

               Merrill Lynch Money Markets Inc.
               Merrill Lynch World Headquarters
               World Financial Center - North Tower
               250 Vesey Street - 23rd Floor
               New York, New York  10281-1218
               Attention:  Product Management - CP
               Tel. No. (212) 449-0774
               Telex No. 6716341  (ANSWERBACK: MLBSCTR)
               Facsimile No. (212) 449-2234

         12. This Agreement is to be delivered and performed, and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

         13. The Company agrees that any suit, action or proceeding brought by the Company against MLMMI in connection with or arising out of this Agreement or the offer and sale of the Notes shall be brought solely in the United States Federal courts or the New York courts, which are located in the Borough of Manhattan.

         14. This Agreement may be terminated, at any time, by the Company, upon notice to such effect to MLMMI, or by MLMMI, upon notice to such effect to the Company. Any such termination, however, shall not affect the obligations of the Company or MLMMI under Section 9 hereof or the obligations of the Company under Sections 10 or 13 hereof or the rights or responsibilities of the parties arising prior to the termination of this Agreement.

         If the foregoing is in accordance with your understanding of this Agreement, please sign and return to us a counterpart hereof, whereupon this letter agreement along with all counterparts will become a binding agreement between us in accordance with its terms.

                                   Very truly yours,

                                   HOSOKAWA MICRON
                                   INTERNATIONAL INC.


                                   By: /s/ Isao Sato
                                      ------------------------------------
                                          Authorized Signatory


                                   By: /s/ William J. Brennan
                                      ------------------------------------
                                          Authorized Signatory

Accepted and agreed to as of the date first above written.

MERRILL LYNCH MONEY MARKETS INC.


By: /s/ [Illegible]
   -----------------------------
      Authorized Signatory

                                                                  Execution Copy

================================================================================

                              DEPOSITARY AGREEMENT

                                     between

                         THE BANK OF TOKYO TRUST COMPANY

                                  as Depositary

                                       and

                       HOSOKAWA MICRON INTERNATIONAL INC.

                                    as Issuer

                          Dated as of December 16, 1991


================================================================================

                 Relating to Hosokawa Micron International Inc.
                            Commercial Paper Program

================================================================================

                              DEPOSITARY AGREEMENT

                             As of December 16, 1991

The Bank of Tokyo Trust Company
100 Broadway
New York, New York  10005


          Re:        Issuance of Commercial Paper Notes
                     for Hosokawa Micron International Inc.
                     --------------------------------------


Gentlemen:

         We hereby request that you (the "Depositary") act as issuing and paying agent and depositary on behalf of Hosokawa Micron International Inc. (the "Company") in connection with the sale from time to time of the Company's Commercial Paper Notes and as depositary of and drawing agent under the Letter of Credit issued by The Mitsubishi Bank, Limited, New York Branch (the "Bank") pursuant to the Letter of Credit Agreement dated as of December 16, 1991 (the "Credit Agreement") between the Company and the Bank. In such capacities, you shall be governed by the terms and conditions of this Depositary Agreement (hereinafter referred to as "this Agreement") and, when The Depository Trust Company ("DTC") book-entry system is used for the Commercial Paper Notes, by the Letter of Representations dated November 13, 1991 from the Company to you and DTC, the Commercial Paper Certificate Agreement between you and DTC dated June 26, 1991 (the "Certificate Agreement") and your obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System. Except as otherwise provided in this Agreement, al1 capitalized terms used herein which are defined in the Credit Agreement, as in effect on the date hereof, shall have the same meanings when used herein.

1.       ISSUANCE OF THE COMMERCIAL PAPER NOTES.

         The  Commercial  Paper  Notes may be  issued  as  bearer or  registered
securities  and  may  be  represented  by  either  (i)  a  global   security  in
substantially the form of Exhibit A attached hereto (the "Master Note") delivered to you as custodian and agent for DTC and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or (ii) a promissory note substantially in the form of Exhibit B attached hereto issued in physical form (a "Certificated Note") delivered to the purchaser thereof. Book-Entry Notes and Certificated Notes are collectively referred to herein as "Commercial Paper Notes."

         At such time as the Company shall use the DTC book-entry system for the Commercial Paper Notes, the Company will deliver to you the manually or facsimile executed Master Note, evidencing the aggregate Face Amount of Book-Entry Notes to be sold via DTC's book-entry system, registered in the name of DTC's nominee and to be held by you as custodian and agent on DTC's behalf.

         From  time  to  time  there  will  also be  delivered  to you  executed
Certificated Notes of the Company, to be held in safekeeping by you for the account of the Company. The certificated Notes will be signed manually or by facsimile on behalf of the Company by an Authorized Agent (as defined below) of the Company. You will be furnished with incumbency certificates from the Secretary or an Assistant Secretary of the Company with respect to any officer of the Company whose signature is authorized to appear on the Certificated Notes and the Master Note or otherwise is authorized to act for the Company hereunder (the "Authorized Agents"), together with the specimen signature of each such officer. The Master Note or any Certificated Note bearing the signature of an Authorized Agent authorized to execute the same on the date such signature is affixed thereto shall bind the Company after the completion thereof by you notwithstanding that such person shall have died or shall have otherwise ceased to hold his office or be so authorized on the date such Certificated Note is countersigned or delivered by you.

         The Certificated Notes delivered to you will be incomplete as to face amount, date of issue and maturity. They will be numbered consecutively and may bear other appropriate identification. When any Certificated Note is delivered to you as the Depositary, an Authenticating Representative will acknowledge receipt by signing and returning a receipt to the Company.

         By appropriate certificates of designation, you shall specify the names of your officers and employees who are authorized (i) to receipt for, complete, authenticate and deliver the Certificated Notes, and to enter issuance instructions in DTC's book-entry system with respect to the Book-Entry Notes (the "Authenticating Representatives"), and (ii) to receive instructions or notices from an Authorized Agent of the Company, an authorized officer of the Bank (an "Authorized Bank Officer") or DTC (with respect to the Book-Entry Notes) and to act for you hereunder and who are authorized to make a drawing under the Letter of Credit (the "Designated Persons").

         In the case of Book-Entry Notes, in accordance with instructions given to you by any Authorized Agent of the Company (in writing or by telephone, promptly confirmed in writing, or by other electronic transmission), from time to time, but in no event later than 12:30 P.M. New York time on the proposed date of issuance Commercial Paper Notes, you will enter an issuance instruction in DTC's Book-Entry System in accordance with the procedures set forth in the Certificate Agreement which instructions shall identify the Face Amount of Book-Entry Notes to be sold, the date of issue and the maturity date. The issuance instruction shall include a delivery order to debit the Dealer's account with DTC against credit to your account with DTC. Upon confirmation of receipt of funds, you shall transfer the amount so received to the General Account as provided in Section 3(a) of this Agreement. You shall record on the schedule attached to the Master Note each change in the Face Amount of Outstanding Book-Entry Notes and the maturity dates thereof.

         In the case of Certificated Notes, in accordance with instructions given to you by any Authorized Agent of the Company (in writing or by telephone or by other electronic transmission), from time to time, but in no event later than 12:30 P.M. New York time on the proposed date of issuance of Commercial Paper Notes, an Authenticating Representative shall withdraw the necessary number of Certificated Notes from safekeeping and shall:

              (i) complete each such Certificated Note as to the date of issue, maturity date, Face Amount and, if so directed, the name of the payee thereof and the federal taxpayer identification number of such payee;

              (ii) authenticate each such Certificated Note by countersigning the form of authentication inscribed thereon; and

              (iii) deliver each such Certificated Note to or for the account of the purchaser of such Certificated Note designated in such instructions against payment in accordance with the provisions of this Agreement.

              Instructions from the Company for authentication and delivery by you of Certificated Notes shall include the following information with respect to each Certificated Note: its date of issue, maturity date, Face Amount, discount rate and amount of Discount from Face Amount and the party to whom delivery of such Commercial Paper Note or for whom is to be made together with its address. If you are instructed to register a Certificated Note other than to "bearer," the Company shall provide to you the name, address and federal taxpayer identification number of the registered owner of such Commercial Paper Note.

         All oral instructions and approvals given to you for the completion and delivery of Certificated Notes or the entering of issuing instructions in DTC's book-entry system with respect to Book-Entry Notes will be confirmed by the
Company in  writing  or by telex or  telecopier  by an  Authorized  Agent of the
Company by the next Business Day. You shall incur no liability in acting upon telephone instructions and approvals which a Designated Person or an Authenticating Representative believes in good faith to have been given by an Authorized Agent or an Authorized Bank Officer.

         You shall not authenticate or deliver any Certificated Note or enter issuance instructions in DTC's book-entry system with respect to any Book-Entry Note on any day on which a Commercial Paper Note matures until after you have provided for the deposit of funds into the Special Account in the Face Amount of such maturing Commercial Paper Note.

         No Commercial Paper Note shall mature (i) more than 270 days after the date of issuance thereof, or (ii) less than 15 days prior to the Expiration Date in effect at the time of issuance of such Commercial Paper Note, whichever is earlier, or mature on a day other than a Business Day.

         Each Commercial Paper Note shall be issued only on a discount basis, shall have a face amount of not less than $100,000 and may be issued in larger amounts in integral multiples of $1,000.

         Notwithstanding any instructions from an Authorized Agent of the Company, you shall not authenticate and deliver any Certificated Note or enter issuance instructions in DTC's book-entry system with respect to any Book-Entry
Note if, immediately after the authentication and delivery of such Certificated Note or giving effect to such instructions with respect to such Book-Entry Note and the provision for the deposit of the proceeds (or a portion thereof) of such issuance on the date of computation and any other funds as provided in Section 2(c) of this Agreement to the Bank's Account for the purpose of reimbursing the Bank for payments made in respect of a drawing under the Letter of Credit (1) the aggregate Face Amount of Outstanding Commercial Paper Notes would exceed the amount of the Letter of Credit in effect after the adjustments thereto pursuant to Section 2.3(c) of the Credit Agreement arising from any reimbursement, repayment or assignment to the Bank of the proceeds from the sale of Commercial Paper Notes or (2) the aggregate Face Amount of Outstanding Commercial Paper Notes plus the amount of Outstanding Unreimbursed Drawings would exceed the Commitment. In the event instructions from an Authorized Agent of the Company would or do result in the occurrence of an event described above, the Depositary shall immediately so inform the Bank, the Company and the Dealer. In making the above calculations, you may rely on the information last delivered to you by the Bank and you shall have no obligation to make any further determination other than with respect to the Face Amount of Outstanding Commercial Paper Notes and the amount of the Letter of Credit as then in effect. Until you are notified to the contrary in writing by the Bank, you shall be entitled to assume that the Expiration Date is [December ___, 1992].

         Each issuance of Commercial Paper Notes pursuant to the provisions of this Agreement shall be deemed (1) an irrevocable assignment by the Company to the Bank of the proceeds of the sale of such Commercial Paper Notes in an amount not to exceed the amount required to reimburse the Bank for any payment made on the same day in respect of a drawing under the Letter of Credit and otherwise not reimbursed by the Company, (2) an irrevocable assignment by the Company to the Bank of any remaining proceeds of the sale of such Commercial Paper Notes in an amount not to exceed the amount of unpaid interest and principal with respect to Unreimbursed Drawings, and (3) in the event that you receive notice from an Authorized Bank Officer pursuant to this Agreement which also states that an Event of Default has occurred, an irrevocable assignment to the Bank of the entire remaining proceeds of the sale of such Commercial Paper Notes on the date of such notice. Proceeds of the sale of Commercial Paper Notes shall be distributed pursuant to Sections 2 and 3 of this Agreement; PROVIDED, HOWEVER, that in the event you receive notice from an Authorized Bank Officer pursuant to this Agreement which also states that an Event of Default has occurred, you shall hold for the benefit of the Bank all proceeds from the sale of Commercial Paper Notes on such date and transfer such funds to the Bank's Account on the date of and after any payment by the Bank under the Letter of Credit; PROVIDED, FURTHER, that the Bank shall apply such funds from time to time to reimburse itself for any drawings under the Letter of Credit and any Unreimbursed Drawings and interest thereon, and after all outstanding Commercial Paper Notes have been paid in full, any remaining balance of such funds shall be paid by the Bank to the Company.

         If you receive instructions from an Authorized Bank Officer to cease authenticating or delivering Certificated Notes or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes, you shall immediately notify the Dealer thereof and comply with such instructions, notwithstanding any contrary instructions received by you from any Authorized Agent of the Company. You shall use reasonable efforts to retrieve or recover any Certificated Notes which have left your offices prior to your having received instructions from an Authorized Bank Officer to cease authenticating or delivering or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes but you shall have no liability for your failure to retrieve or recover such Certificated Notes. If instructions to cease authenticating or delivering or entering issuance instructions in DTC's book-entry system with respect to Commercial Paper Notes are given by telephone, they shall be confirmed within 24 hours in writing or by telex or telecopier. In all cases hereunder, you shall incur no liability to the Company in acting upon telephone instructions which a Designated Person or Authenticating Representative believes in good faith to have been given by an Authorized Bank Officer, absent gross negligence or wilful misconduct. Following receipt of such instructions, no further authentication or delivery or entering issuance instructions in DTC's book-entry system with respect to Commercial Notes shall be made until such time as an Authorized Bank Officer shall have rescinded such instructions and shall consent to the issuance of Commercial Paper Notes by a notice in writing to you. Notwithstanding the provisions of this paragraph, the giving of instructions pursuant to this paragraph shall not have the effect of terminating, reducing, or altering in any respect the terms of the Letter of Credit with respect to Commercial Paper Notes Outstanding at the time.

         Each delivery or issuance of a Certificated Note shall be subject to the rules of the New York Clearing House Association in effect at the time of the delivery or issuance.

         In the event you are instructed by an Authorized Agent of the Company to deliver a Certificated Note against payment, the delivery and receipt of payment may not necessarily be completed simultaneously and you are hereby authorized to follow the prevailing custom, which is: to deliver a Certificated Note to or for the account of the purchaser, to receive the purchaser's receipt for the delivery, and at a later time, but on the same day, after the purchaser has verified the delivery against the purchase agreement, to receive payment from the purchaser in immediately available funds by 5:00 P.M. New York time.

         Should you be instructed by an Authorized Agent of the Company to deliver any Certificated Note against payment and the delivery thereof and the receipt of payment are not completed simultaneously, you shall have no responsibility or liability for the credit risks involved in your delivery of such Certificated Note to those designated in writing by an Authorized Agent of the Company.

         You shall send to the Bank and to the Company quarterly statements specifying (i) the average Face Amount of Commercial Paper Notes outstanding during each quarter then ending (calculated on a daily basis) and (ii) the aggregate Face Amount of Commercial Paper Notes Outstanding at the end of each such quarter, such statements to cover quarterly periods corresponding to the quarterly periods for the calculation of the Commercial Paper Support Fee set forth in Section 2.7 of the Letter of Credit Agreement. A statement containing the issue date, Face Amount, maturity date, discount amount, net proceeds amount, payee (if, in the case of a Certificated Note, it is not payable to "bearer") and discount rate of each Commercial Paper Note shall be sent by facsimile by you to the Bank on the date of the issuance of such Commercial Paper Note.


2.       PAYMENT OF THE COMMERCIAL PAPER NOTES

         (a) You shall make a drawing request under the Letter of Credit (i) on the maturity date of each Commercial Paper Note, not later than 11:00 A.M. New York time, in an amount equal to the aggregate Face Amount of the Commercial Paper Note or Commercial Paper Notes maturing on such maturity date, or (ii) as soon as practicable upon receipt of a notice from the Bank (but in no event later than one Business Day after receipt of such notice) stating that an Event of Default has occurred and directing you to make a drawing for deposit in the Special Account in an amount equal to the aggregate Face Amount of all of the Outstanding Commercial Paper Notes. You shall in each case send to the Bank a certificate drawn under and in compliance with the Letter of Credit, and after you have sent such certificate and provided such certificate conforms to the requirements of the Letter of Credit, you may charge the amount of such drawing to the Bank's Account (a "Charge") notwithstanding that the Charge may result in an overdraft pending transfer or deposit of funds as provided in the immediately succeeding sentence hereof. Unless other arrangements satisfactory to you have been made for making funds available to cover a Charge (any such arrangements not to be inconsistent with the third sentence of Section 2(b) hereof), the Bank agrees to transfer or deposit into the Bank's Account immediately available funds in the amount of the Charge on the date of the Charge. If no such other arrangements have been made and you do not receive such funds on such date, you shall notify the Bank promptly thereafter. The Bank shall be liable to you for the amount of each Charge, which shall be deemed to be an extension of credit by you to the Bank, and the Company shall have no liability to you therefor.

         (b) You shall immediately deposit the proceeds of any drawing (including but not limited to the proceeds of a Charge) made pursuant to Section 2(a) of this Agreement in the Special Account, and you shall pay each matured Commercial Paper Note in immediately available funds and solely from such funds. In the case of Book-Entry Notes, you shall pay each matured Book-Entry Note out of funds held in the Special Account by transferring such funds to your account with DTC. In the case of Certificated Notes, you shall pay each such matured Certificated Note upon presentation and, should any Certificated Note not be presented, maintain proceeds therefor in the Special Account. In no event shall funds deposited in or credited to the Special Account be contingent upon or drawn from amounts on deposit in any account maintained by the Company with the Depositary or paid out of proceeds of Notes.

         (c) After, but only after, you have received the proceeds of a drawing (including but not limited to the proceeds of a Charge) on a maturity date or on a date on which the Bank requests a drawing under the Letter of Credit as provided in Section 2(a) of this Agreement and deposited such proceeds in the Special Account pursuant to Section 3(b) of this Agreement, you shall (1) transfer to the Bank's Account the amount of any immediately available funds received by you from the Company with instructions from an Authorized Agent of the Company to make such transfer, and (2) transfer from the General Account to the Bank's Account the proceeds of Commercial Paper Notes issued on such date to the extent required to reimburse the Bank for drawings under the Letter of Credit (including but not limited to any Charge) and for Unreimbursed Drawings and any interest owing thereon, and (3) transfer any remaining balance of the General Account to the Bank's Account to the extent required to reimburse the Bank for drawings under the Letter of Credit (including but not limited to any Charge) and for Unreimbursed Drawings and any interest owing thereon.

         (d) Each Certificated Note shall be delivered to you prior to or at the time of payment therefor. You shall cancel any Certificated Note paid by you and send it to the Company, with a copy thereof to the Bank.

         (e) You shall hold all funds received by you from purchasers in payment for Commercial Paper Notes as a fiduciary for the benefit of the Bank, as contemplated by Section 3(a), until such time as all drawings under the Letter of Credit otherwise not reimbursed by the Company and any Unreimbursed Drawings and any interest owing thereon have been received by the Bank. You shall pay all such funds received by you in accordance with Section 2(c) and Section 3(a) hereof.

         (f) Nothing herein shall affect the obligation of the Company to reimburse the Bank under the Credit Agreement.

3.       GENERAL ACCOUNT, SPECIAL ACCOUNT AND BANK'S ACCOUNT.

         (a) GENERAL ACCOUNT. You will establish and maintain a segregated special purpose account for the benefit of the Bank designated "Mitsubishi Bank General Account" (the "General Account"). You shall deposit in the General Account all proceeds received from the sale of Commercial Paper Notes, and all funds paid to you by the Company for deposit therein, and you shall apply such funds as set forth in Section 2(c). All funds in the General Account shall be held by you as fiduciary for the benefit of the Bank to the extent such funds are required to reimburse the Bank as provided in Section 2(c) of this Agreement. You shall have control of and the sole right of withdrawal from the General Account.

         On each day that any Commercial Paper Note matures, moneys in the General Account shall be transferred to the Bank's Account in the manner and to the extent provided in Section 2(c) of this Agreement. To the extent that any moneys remain in the General Account on (i) any such day after the above application or (ii) any other day on which proceeds from the sale of Commercial Paper Notes are deposited in the General Account, then, except as contemplated by the next sentence, such moneys shall be withdrawn and credited to the Company's Ordinary Deposit Account with the Bank.

         Upon receipt by you from an Authorized Bank Officer (which may be telephone notice and, if so, shall be promptly confirmed by the Bank in writing) of notice that an Event of Default, or an event that with the giving of notice or the passing of time or both would become an Event of Default, has occurred (including the failure of the Company to reimburse the Bank for a drawing under the Letter of Credit), the Depositary shall not draw on the General Account without the prior consent of the Bank.

         (b) SPECIAL ACCOUNT. You will establish and maintain as fiduciary on behalf of the owners of the Commercial Paper Notes a segregated special purpose trust account designated "Hosokawa Micron International Commercial Paper Owners/Mitsubishi Bank Special Account" (the "Special Account"). You shall deposit in the Special Account only the proceeds of drawings under the Letter of Credit (including proceeds of any Charge) as provided in Section 2 of this Agreement. All funds from time to time on deposit in the Special Account shall at all times be under your exclusive control and shall be held uninvested by you as fiduciary for the benefit of the owners of the Commercial Paper Notes. Except as provided in Section 4, the funds in the Special Account shall be subject to withdrawal solely by you for the purpose of effecting payment of the Commercial Paper Notes as provided in this Agreement until the Commercial Paper Notes have been paid in full. The Company shall not have any legal, equitable or beneficial interest in the Special Account. Funds will not be deposited to the Special Account except as provided herein, and funds deposited therein will not be commingled with any other funds.

         (c) BANK'S ACCOUNT. You will establish and maintain for the benefit of the Bank a segregated special purpose account designated "Mitsubishi Bank Letter of Credit Account" (the "Bank's Account"), the funds in which shall be subject to withdrawal solely by the Bank except as provided in Section 2(a) of this Agreement. Funds will not be deposited to the Bank's Account except as provided herein, and funds deposited therein will not be commingled with any other funds. Before the close of business on each Business Day, the Depositary shall transfer any funds in the Bank's Account to any other account of the Bank as designated by the Bank. The Bank agrees to keep designated an account pursuant to the preceding sentence at all times.

4.       THE LETTER OF CREDIT.

         Concurrently with the execution of this Agreement, subject to the terms and conditions of the Credit Agreement, the Bank shall deliver to you the Letter of Credit. The Letter of Credit shall identify you, acting as fiduciary on behalf of the owners of Commercial Paper Notes, as the beneficiary thereof and shall be issued for the account of the Company to assure payment of the Commercial Paper Notes. Such Letter of Credit shall be irrevocable and shall be issued in an amount equal to the Commitment under the Credit Agreement. You shall hold the Letter of Credit in safekeeping for the benefit of the owners of Commercial Paper Notes and from time to time shall make drawings under the Letter of Credit on behalf of such owners pursuant to Section 2 of this Agreement. Such drawings shall be made in accordance with the terms of the Letter of Credit and this Agreement.

         The amount of the Letter of Credit shall be reduced by an amount equal to the proceeds of any drawings thereunder (but the amount by which the Letter of Credit is reduced by such proceeds shall be automatically reinstated as provided in Section 2.3(c) of the Credit Agreement).

         It is understood and agreed by the parties hereto that the provisions of this Agreement relating to the Letter of Credit are intended to provide for payment of the Commercial Paper Notes at their maturity. Accordingly, the parties hereto specifically acknowledge that in actions taken by you as beneficiary of the Letter of Credit you shall not be acting as an agent of the Company but shall be acting as fiduciary on behalf of the owners of Commercial Paper Notes.

         If any Certificated Note shall not be presented to you for payment on the maturity date thereof and sufficient collected funds are then on deposit in the Special Account for payment thereof, you shall hold such funds until presentation as fiduciary for the benefit of the owner of such Certificated Note; PROVIDED, HOWEVER, that if any Certificated Note shall not be presented for payment on or before the fifteenth day after its maturity date (or, if such day is not a Business Day, on the next succeeding Business Day), such Certificated Note shall not be entitled to payment from funds on deposit in the Special Account, and any funds on deposit in the Special Account which were drawn under the Letter of Credit with respect to such Certificated Note shall be paid to the Bank. Notwithstanding the foregoing, the Company shall remain liable to the owners of Commercial Paper Notes on account of all Commercial Paper Notes in accordance with their terms. The Bank shall remit its own funds to the Company in an amount equal to the amount received from the Special Account, less the amount of any Unreimbursed Drawings under the Letter of Credit, any interest thereon and any other amounts then due and owing to the Bank under the Credit Agreement.

         Promptly after the Expiration Date, you shall cancel and return the Letter of Credit to the Bank.

         If, two years after the termination of this Agreement, there remain any funds in any of the accounts specified in Section 3 hereof, you may transfer any such remaining funds to any other account of the Bank as designated by the Bank, whereupon the Bank shall remit such funds to the Company except to the extent there remains any Unreimbursed Drawing or interest thereon or other amounts owing to the Bank under the Financing Documents.

5.       EXPENSES; INDEMNIFICATION; LIMITATION OF LIABILITY.

         The Company shall, on demand, pay or reimburse the Depositary for (a) all fees payable in connection with, arising out of, or in any way related to performance of this Agreement (such fees to be as mutually agreed upon between the Company and you in a separate written agreement), and (b) all of the Depositary's reasonable out-of-pocket costs and expenses incurred (including reasonable fees and expenses of counsel), and all payments made, and indemnify and hold the Depositary harmless from and against all losses suffered, by the Depositary in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) this Agreement and the Commercial Paper Notes and (B) whether or not executed, any waiver, amendment or consent under or to this Agreement and the Commercial Paper Notes, (ii) protecting, preserving, exercising or enforcing any of the rights of the Depositary under or related to this Agreement or the Commercial Paper Notes, (iii) any governmental investigation arising out of, related to, or in any way connected with, this Agreement, the Commercial Paper Notes or the relationship established hereunder, or (iv) any action taken or omitted in good faith within the scope of this Agreement upon telephone instructions, if authorized herein, received from or believed by you in good faith to have been given by an Authorized Agent of the Company, or an Authorized Bank Officer, except that the foregoing indemnity shall not be applicable to any loss suffered by the Depositary to the extent such loss is the result of acts or omissions on the part of the Depositary constituting (x) gross negligence, (y) willful misconduct, or (z) knowing violations of law. The Bank shall have no responsibility or liability for the payment of any such fees, costs or expenses. The obligations of the Company hereunder shall survive your resignation or removal or the termination of this Agreement and the payment in full of all Commercial Paper Notes.

6.       NOTICES.

         Except where instructions or notices are authorized herein to be given by telephone, all instructions, notices and other communications to be given to any party hereto or to DTC in connection herewith shall be in writing and shall be personally delivered, or sent by certified, registered or express mail, postage prepaid, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day when sent or transmitted (except, if given by certified or registered mail, they shall be deemed given on the seventh day after the day on which mailed) to the intended party at its address or telex or telecopier number set forth below its signature hereto (or as such party may have otherwise specified to the other parties in writing) and, in the case of DTC, to DTC at its address or telex or telecopier number that is specified in the Certificate Agreement. Whenever the giving of notice by telephone is permitted by this Agreement and unless otherwise provided herein, such notice shall be confirmed in writing within two (2) Business Days.

7.       MISCELLANEOUS PROVISIONS.

         The Company hereby warrants and represents to you, which shall be a continuing warranty and representation, that this Agreement is, and all Commercial Paper Notes delivered to you as

Depositary pursuant to this Agreement will be, duly authorized, executed and delivered by the Company, and your appointment as Depositary and issuing and paying agent for the Commercial Paper Notes and as drawing agent and depositary for the Letter of Credit under this Agreement is duly authorized in accordance with and by a resolution duly adopted by the Board of Directors of the Company and in full force and effect.

         It is understood that you may resign or the Company may terminate this Agreement and the authority granted herein at any time upon at least sixty (60) days' written notice of resignation or termination, as the case may be, such notice to be given to the Bank, the Dealer and DTC and to you or the Company (as relevant). In such event, (i) you shall return to the Company all undelivered Certificated Notes held by you at the time of such notice; (ii) prior to the termination of or effectiveness of your resignation from your obligations hereunder, the Company shall have appointed a successor Depositary after obtaining the written approval of the Bank, and such successor, upon accepting such appointment hereunder, shall establish a new General Account, Special Account and Bank's Account for purposes of this Agreement and the Credit Agreement; and (iii) you shall transfer to the successor Depositary for deposit in the new General Account, the Special Account and the Bank's Account established by the successor Depositary all funds, if any, on deposit in, or otherwise to the credit of, the General Account, the Special Account and the Bank's Account maintained by you, in excess of that amount necessary to pay in full the Face Amount of Commercial Paper Notes Outstanding. Any successor Depositary shall have a participant relationship with DTC at the time that the successor Depositary is appointed if Commercial Paper Notes are then being issued through the DTC Book-Entry System. All Commercial Paper Notes validly authenticated and delivered by you as Depositary pursuant hereto prior to the termination of this Agreement, and the authority granted to and obligations assumed by you hereunder with respect to the payment of such Commercial Paper Notes, shall be valid obligations notwithstanding such termination, and this Agreement shall remain in full force and effect with respect to such Commercial Paper Notes until the same have been paid in full.

         This Agreement may be supplemented, modified or amended if such supplement, modification or amendment is in writing and signed by each of the parties hereto. No supplement, modification or amendment shall adversely affect the rights of owners of Commercial Paper Notes outstanding at that time.

         In acting with respect to the Letter of Credit, and generally in acting under this Agreement, you will be required by the Company and the Bank to perform only such duties as are specifically set forth in (i) this Agreement,
(ii) the Letter of Credit itself, and (iii) applicable law as in effect from time to time. You shall not be liable to the Company or the Bank except for gross negligence or willful misconduct in the performance of said duties and obligations. You undertake to perform such duties and only such duties as are specifically set forth in this Agreement and you shall have no fiduciary duties to the owners of Commercial Paper Notes other than as specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against you.

         Except as otherwise provided in Sections 3 and 4 of this Agreement, you may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided that your liabilities or obligations hereunder shall not be reduced by reason thereof.

         You, in your individual or any other capacity, may become the owner or pledgee of Commercial Paper Notes or a participant in the credit provided under the Credit Agreement with the same rights you would have if you were not acting hereunder.

         Until used or applied as herein provided, all monies received by you hereunder shall be held for the purposes for which they were received, but need not be segregated from other funds except to the extent provided herein or required by law. You shall be under no liability for interest on any monies received by you hereunder except such as you may agree with the Company to pay thereon.

         Except as otherwise expressly provided herein, whenever, in the administration of this Agreement, you shall deem it necessary that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate of an Authorized Agent of the Company or an Authorized Bank Officer, and such certificate shall be full warranty to you for any action reasonably taken, suffered or omitted under the provisions of this Agreement upon the faith thereof. You may consult with and rely upon the advice of legal counsel.

         Any corporation into which you may be merged or with which you may be consolidated, or any corporation resulting from any merger or consolidation to which you shall be a party, or any corporation succeeding to your business, shall succeed to all your rights, obligations and immunities hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         This Agreement shall in all respects be governed by and construed in accordance with the laws of New York without regard to principles of conflicts of law.

         You hereby covenant and agree that prior to the date which is ninety-one (91) days after the payment in full of the latest maturing Commercial Paper Note, you will not, in your capacity as Depositary hereunder, institute against, or join any person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

         Subject to the next succeeding sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all parties hereto (including the Bank).

         Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions of this
Agreement or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         This Agreement may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         If the foregoing correctly and fully sets forth our agreement with respect to the matters to which it pertains, please sign and return to us the enclosed copies of this letter.


                                       Very truly yours,

                                       HOSOKAWA MICRON INTERNATIONAL INC.


                                       By: /s/ Isao Sato
                                          --------------------------------------
                                          Name: Isao Sato
                                          Title:  President

                                       By: /s/ William J. Brennan
                                          --------------------------------------
                                          Name:  William J. Brennan
                                          Title: Vice President

                                    Address:
                                          780 Third Avenue
                                          New York, New York  10017

                                    Attention:  _____________________
                                    Telephone: (212) 826-3830
                                    Telecopier: (212) 826-6612


Accepted and approved as of
December 16, 1991

THE BANK OF TOKYO TRUST COMPANY


By: /s/
   -------------------------------
   Name:
   Title:

Address:
   100 Broadway
   New York, New York  10005


Telephone:  212-766-3535
Telecopier:  212-962-5364

         The foregoing Agreement is hereby accepted by the undersigned.

                                      THE MITSUBISHI BANK, LIMITED,
                                      NEW YORK BRANCH

                                      By: /s/
                                          --------------------------------------
                                          Name:
                                          Title:

                                       Address:
                                          225 Liberty Street
                                          Two World Financial Center
                                          New York, New York  10281

                                       Attention: Business Development
                                                  Department Letter of
                                                  Credit No. HK0750
                                       Telephone:        (212) 667-2500
                                       Telecopier:       (212) 667-3550

                      EXHIBIT A TO THE DEPOSITARY AGREEMENT

                          COMMERCIAL PAPER MASTER NOTE

                       HOSOKAWA MICRON INTERNATIONAL INC.


December 16, 1991

HOSOKAWA MICRON INTERNATIONAL INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware, for value received, hereby promises to pay to Cede & Co. or registered assigns on the maturity date of each obligation identified on the records of the Company, which records are reflected on a schedule attached hereto and made a part hereof and are maintained by The Bank of Tokyo Trust Company (the "Depositary"), the principal amount for each such obligation. Payment shall be made by wire transfer to the registered owner from the Depositary without the necessity of presentation and surrender of this Master Note.

This Master Note has been issued in accordance with a Letter of Credit Agreement dated as of December 16, 1991, as from time to time amended, between the Company and The Mitsubishi Bank, Limited, New York Branch (the "Bank"), and is entitled to the benefit of an Irrevocable Letter of Credit (the "Letter of Credit") issued by the Bank pursuant to said Letter of Credit Agreement, provided that payment is requested from the Depositary not later than 5:00 p.m., New York time, on the fifteenth day after the maturity date of each obligation (or, if such fifteenth day is not a Business day, on the next succeeding Business Day). As used herein, the term "Business Day" means any day other than a Saturday or Sunday or a day on which banks are authorized or required by law to close in New York.

               REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS
             OF THIS MASTER NOTE SET FORTH ON THE NEXT PAGE HEREOF.

This Master Note is a valid and binding obligation of the Company.


                                             HOSOKAWA MICRON INTERNATIONAL INC.


                                             By:
                                                --------------------------------
                                                (Authorized Officer's Signature)

At the request of the registered owner, the Company shall promptly issue and deliver one or more separate note certificates evidencing each obligation evidenced by this Master Note. As of the date any such note certificate or certificates are issued, the obligations are evidenced thereby shall no longer be evidenced by this Master Note.

--------------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------
(Name, Address and Taxpayer Identification Number of Assignee)

the Master Note and all rights hereunder, hereby irrevocably constituting and appointing ______________________ Attorney to transfer said Master Note on the books of the Company with full power of substitution in the premises.


Dated:                                    --------------------------------------
                                                  (Signature)

Signature(s) Guaranteed:


                                          NOTICE:    The   signature   of   this
                                          assignment  must  correspond  with the
                                          names as written upon the face of this
                                          Master  Note,  in  every   particular,
                                          without  alteration or  enlargement or
                                          any change whatsoever.


--------------------------------------------------------------------------------
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   Schedule to
                          Commercial Paper Master Note

          dated December 16, 1991 of Hosokawa Micron International Inc.

Date of    Face Amount of       CUSIP Maturity      Date      Amount    Notation
Issue      Discount Note        Number Date         Paid      Paid      Made by
-----      -------------        -----------         ----      ----      -------

                      EXHIBIT B TO THE DEPOSITARY AGREEMENT

                                 PROMISSORY NOTE

                       HOSOKAWA MICRON INTERNATIONAL INC.

_____________, 19__                                           NEW YORK, NEW YORK



         On  ________________,   19__,  for  value  received,   HOSOKAWA  MICRON
INTERNATIONAL INC. (the "Company") promises to pay to the order of BEARER the sum of
dollars

payable at the office of The Bank of Tokyo Trust Company, Corporate Trust Department, 100 Broadway, New York, New York 10005 (the "Depositary"). Payment in respect of this Note shall be made by 5:00 P.M. New York time on any Business Day, provided that this Note is presented for payment not later than 2:00 P.M. New York time on such Business Day. If this Note is presented for payment later than 2:00 P.M. New York time on any Business Day, payment in respect of this Note shall be made on the next succeeding Business Day.

         This Note is entitled to the benefit of an irrevocable letter of credit (the "Letter of Credit") issued to the Depositary for the benefit of the owner hereof by The Mitsubishi Bank, Limited, New York Branch (the "Bank"), pursuant to a certain Letter of Credit Agreement dated as of December [___], 1991 (the "Credit Agreement") between the Company and the Bank, provided that the Depositary makes a demand for payment under the Letter of Credit, and that this
Note is presented to the Depositary for payment, not later than 5:00 P.M. New York time on the fifteenth day after the above-stated maturity date (or, if such day is not a Business Day, not later than 5:00 P.M. New York time on the next succeeding Business Day). As used herein, "Business Day" means a day other than a Saturday or a Sunday or other day on which commercial banks are authorized or required to close in New York City.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

         Reference is made to the Credit Agreement and related documents which, as from time to time amended, are on file with the Depositary at its aforesaid office for a statement of the terms upon which the Letter of Credit has been issued and the procedure

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


and conditions governing drawings and the liability of the Bank thereunder.


                                              HOSOKAWA MICRON INTERNATIONAL INC.


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


COUNTERSIGNED FOR AUTHENTICATION ONLY BY
THE BANK OF TOKYO TRUST COMPANY AS DEPOSITARY

By:
   ------------------------------------
   Name:
   Title:


THIS NOTE IS NOT VALID FOR ANY PURPOSE UNLESS COUNTERSIGNED BY THE BANK OF TOKYO TRUST COMPANY, AS DEPOSITARY.


                                       2